                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC  20549

                              FORM 8-K

          Current Report Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) September 30, 1999
                                                   ------------------


                  ENGINEERED SUPPORT SYSTEMS, INC.
--------------------------------------------------------------------

         MISSOURI                0-13880             43-1313242
(State of Incorporation)  (Commission File No.)    (IRS Employer
                                                 Identification No.)




1270 North Price Road, St. Louis, Missouri               63132
(Address of principal executive officer)               (Zip Code)




Registrant's telephone number including area code: (314)993-5880

Item 5.   Other Events.

          On September 30, 1999, Engineered Systems and Electronics, Inc., a wholly-owned subsidiary of Engineered Support Systems, Inc., acquired the outstanding stock of Systems & Electronics Inc. (SEI) from Defense Holding Corp., a wholly-owned subsidiary of ESCO Electronics Corporation. SEI is a manufacturer of military support equipment. The purchase price was $85 million in cash and the transaction will be accounted for as a purchase.

Item 7.   Financial Statements and Exhibits.

          (a) It is impractical to provide the financial statements for SEI at this time. These statements will be filed under cover of Form 8-K/A as soon as practical, but not later than December 14, 1999.

          (c) (1) Stock Purchase Agreement by and between Engineered Systems and Electronics, Inc., Buyer, and Defense Holding Corp. and ESCO Electronics Corporation, Sellers, dated August 23, 1999 and related amendments.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENGINEERED SUPPORT SYSTEMS, INC.


Date: October 15, 1999            BY:  /s/ Gary C. Gerhardt
      -------------------              --------------------------------
                                       Gary C. Gerhardt
                                       Vice Chairman--Administration
                                       and Chief Financial Officer

Item 7(c)(1) - Stock Purchase Agreement by and between Engineered
               Systems and Electronics, Inc., Buyer, and Defense
               Holding Corp. and ESCO Electronics Corporation, Sellers, dated August 23, 1999 and related amendments.

                    STOCK PURCHASE AGREEMENT

                         by and between


            ENGINEERED SYSTEMS AND ELECTRONICS, INC.

                             Buyer,

                               and

                      DEFENSE HOLDING CORP.

                               and

                  ESCO ELECTRONICS CORPORATION,

                            Sellers,

                      Dated August 23, 1999







         Relating to the Sale of the Outstanding Shares
                               of
                   Systems & Electronics Inc.



                        TABLE OF CONTENTS

                                                             Page


ARTICLE I. DEFINITIONS                                          1
     1.1. Affiliate.                                            1
     1.2. Bid.                                                  1
     1.3. Code.                                                 1
     1.4. Comtrak Business.                                     1
     1.5. Emerson.                                              1
     1.6. Environmental Law.                                    1
     1.7. ESCO Retirement Plan.                                 2
     1.8. Estimates at Completion.                              2
     1.9. Field Offices.                                        2
     1.10. Government.                                          2
     1.11. Government Contract.                                 2
     1.12. HSR.                                                 2
     1.13. Income Taxes.                                        2
     1.14. Intellectual Property.                               2
     1.15. knowledge.                                           2
     1.16. Law.                                                 3
     1.17. Lien.                                                3
     1.18. Material Adverse Effect.                             3
     1.19. Party and Parties.                                   3
     1.20. Person.                                              3
     1.21. Spin-Off.                                            3
     1.22. Tax Returns.                                         3
     1.23. Taxes.                                               3
     1.24. Transferred Employee.                                3
     1.25. U.S. Government.                                     3
     1.26. Other Terms.                                         4

ARTICLE II. PURCHASE AND SALE                                   6
     2.1. The Shares.                                           6
     2.2. Purchase Price.                                       6
     2.3. Closing; Cooperation.                                 6
     2.4. Deliveries of Sellers at Closing.                     6
     2.5. Deliveries of Buyer at Closing.                       6
     2.6. Closing Financial Statements.                         7
     2.7. Settlement of Intercompany Transactions.              9
     2.8. 338(h)(10) Election.                                 10
     2.9. Excluded Assets; Excluded Liabilities.               10
     2.10. Additional Assets; Additional Liabilities.          12
     2.11. Employees.                                          12
     2.12. The Business.                                       13

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLERS         13
     3.1. Authorization; Stock Ownership.                      13
     3.2. Capitalization and Related Matters.                  13
     3.3. Corporate Existence and Qualification.               14
     3.4. Financial Statements.                                14
     3.5. Property.                                            14
     3.6. Stock Record and Minute Books; Officers and
          Directors.                                           15
     3.7. Taxes.                                               15
     3.8. Accounts Receivable.                                 16
     3.9. Inventories.                                         16
     3.10. Absence of Certain Changes.                         16
     3.11. No Breach of Law or Governing Document.             17
     3.12. Litigation.                                         17
     3.13. Environmental Matters.                              18
     3.14. Contracts.                                          18
     3.15. Government Contracts.                               19
     3.16. Intellectual Property.                              22
     3.17. Labor Matters.                                      23
     3.18. Employee Benefit Matters.                           24
     3.19. Product Liability.                                  25
     3.20. Governmental Approvals and Filings.                 25
     3.21. Brokers, Finders.                                   25
     3.22. Certain Unlawful Practices                          25
     3.23. Bank Accounts                                       26
     3.24. Insurance                                           26
     3.25. Back Charges, Rebates, etc.                         26
     3.26. Quote Log.                                          26
     3.27. Sales Tax Refund Expenses.                          26
     3.28. Year 2000 Plan                                      26

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF BUYER            27
     4.1. Authorization.                                       27
     4.2. Investment Representation.                           27
     4.3. Governmental Approvals and Filings.                  27
     4.4. Brokers, Finders.                                    27
     4.5. Financing.                                           27
     4.6. WARN Act.                                            28
     4.7. Investigation by Buyer.                              28

ARTICLE V. CONDITIONS TO BUYER'S OBLIGATIONS                   28
     5.1. Representations and Warranties.                      28
     5.2. Performance of Agreement.                            28
     5.3. Approvals.                                           28
     5.4. No Adverse Proceeding.                               28
     5.5. Certificate.                                         29
     5.6. Resignations.                                        29
     5.7. Opinion of Counsel for Sellers.                      29
     5.8. Good Standing Certificates.                          29
     5.9. Bank of America Financing                            29
     5.10. License.                                            29

ARTICLE VI. CONDITIONS TO SELLERS' OBLIGATIONS                 29
     6.1. Representations and Warranties.                      29
     6.2. Performance of Agreement.                            29
     6.3. Approvals.                                           30
     6.4. No Adverse Proceeding.                               30
     6.5. Certificate.                                         30
     6.6. Transition Services Agreement.                       30
     6.7. Government Contract Guarantees; LOCs/ Bonds.         30
     6.8. Emerson Guarantees.                                  31
     6.9. Opinion of Counsel for Buyer.                        31
     6.10. Good Standing Certificates.                         31

ARTICLE VII. ADDITIONAL COVENANTS OF THE PARTIES               31
     7.1. Conduct of Business Before Closing.                  31
     7.2. Access to Records.                                   31
     7.3. HSR Filing.                                          32
     7.4. Exon-Florio Amendment.                               33
     7.5. Public Announcements; Confidentiality.               33
     7.6. Further Assurances.                                  33
     7.7. Knowledge of Breach; Current Information.            34
     7.8. Tax Matters.                                         34
     7.9. Noncompetition; Nonsolicitation.                     36
     7.10. Excluded Assets and Excluded Liabilities.           37
     7.11. Intercompany Arrangements.                          38
     7.12. Other Seller Guarantees.                            39
     7.13. Plans; Employee Benefits.                           39
     7.14. Additional Emerson Guaranteed Contracts.            40
     7.15. Closing Out of Government Contracts.                40
     7.16. Audited Financial Statements of the Company.        40
     7.17. EMERLEC-30                                          41

ARTICLE VIII. INDEMNIFICATION                                  41
     8.1. Indemnification by Sellers.                          41
     8.2. Limitations on Liability of Sellers .                42
     8.3. Indemnification by Buyer.                            43
     8.4. Notice of Claim.                                     44
     8.5. Right to Contest Claims of Third Persons.            44
     8.6. Exclusive Remedy.                                    44

ARTICLE IX. MISCELLANEOUS PROVISIONS                           45
     9.1. Termination of the Agreement.                        45
     9.2. Notice.                                              45
     9.3. Entire Agreement.                                    46
     9.4. Assignment; Binding Agreement.                       46
     9.5. Counterparts.                                        46
     9.6. Headings; Interpretation.                            46
     9.7. Expenses.                                            47
     9.8. Governing Law.                                       47
     9.9. Jurisdiction.                                        47
     9.10. Third Party Beneficiaries.                          47
     9.11. Amendments and Waivers.                             47

                    STOCK PURCHASE AGREEMENT

  This Stock Purchase Agreement (the" Agreement") is entered into as of August 23, 1999, by and between Engineered Systems and Electronics, Inc., a Missouri corporation ("Buyer"), and ESCO Electronics Corporation, a Missouri corporation ("ESCO"), and Defense Holding Corp., a Delaware corporation ("DHC") (ESCO and DHC are sometimes hereinafter collectively referred to as the "Sellers").
                            RECITALS

  A. Buyer desires to purchase from Sellers, on the terms and conditions set forth in this Agreement, one thousand (1,000)
shares of the common stock, $1 par value per share (the "Shares"), of Systems & Electronics Inc., a Delaware corporation ("Company") which is a direct wholly-owned subsidiary of DHC and an indirect wholly-owned subsidiary of ESCO; and
  B. The Shares constitute all of the issued and outstanding shares of common stock, $1 par value per share of the Company; and
  C. Sellers desire to sell the Shares to Buyer on the terms and conditions set forth in this Agreement; and
  D.  Certain  terms  used  herein have  the  meanings  given  in
Article I.
  NOW, THEREFORE, the Parties agree as follows:
                           ARTICLE I.
                           DEFINITIONS

  The  following  terms  used in this Agreement  shall  have  the meanings given below:
   1.1.AFFILIATE.
  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, however, that the Company shall not be considered to be an Affiliate of Sellers unless expressly so provided.
   1.2.BID.
  "Bid" means any written offer by the Company in connection with the Business that, if accepted, would lead to a Government Contract.
   1.3.CODE.
  "Code" means the Internal Revenue Code of 1986, as amended.
   1.4.COMTRAK BUSINESS.
  "Comtrak Business" means the business carried on by the Comtrak Division as of the Closing Date as described on Schedule 7.9(b).
   1.5. EMERSON.
  "Emerson" means Emerson Electric Co., a Missouri corporation, which was the parent corporation of ESCO until the Spin-Off.
   1.6. ENVIRONMENTAL LAW.
  "Environmental Law" means any federal, state, or local statute, rule, ordinance, code, license, permit, regulation or order, as in effect on the Closing Date, relating to the protection of the environment or to the regulation of any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, materials, contaminants, pollutants or wastes (including, without limitation, asbestos, PCB's and infectious substances).
   1.7. ESCO RETIREMENT PLAN.
  "ESCO Retirement Plan" means ESCO's defined benefit plan which includes participants employed by ESCO, as well as several of ESCO's direct and indirect subsidiaries.
   1.8. ESTIMATES AT COMPLETION.
  "Estimates at Completion" means the total estimated cost incurred and to be incurred to perform the work required under a contract, including the cost of labor, material, related overhead and other direct costs but not including selling, general or administrative expenses.
   1.9. FIELD OFFICES.
  "Field  Offices"  means the field offices  listed  on  Schedule
1.9.
   1.10. GOVERNMENT.
  "Government" means the United States or any other nation, state, or bilateral or multilateral governmental authority, any local governmental unit or subdivision thereof, or any branch, agency, or judicial body thereof.
   1.11. GOVERNMENT CONTRACT.
  "Government Contract" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, letter contract, purchase order, delivery order, change order, or other arrangement of any kind in writing either
(a)  between Company in connection with the Business and  any  of
(i) the U.S. Government (acting on its own behalf or on behalf of another country or international organization), (ii) any prime contractor of the U.S. Government, or (iii) any subcontractor with respect to any contract described in clauses (i) or (ii) above, or (b) financed by the U.S. Government in connection with the Business and subject to the rules and regulations of the U.S. Government concerning procurement.
   1.12. HSR.
  "HSR" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
   1.13. INCOME TAXES.
  "Income Taxes" means any foreign, federal, state or local Tax imposed on or measured by net income.
   1.14. INTELLECTUAL PROPERTY.
  "Intellectual Property" means all of the following (in whatever form or medium) which are owned by or licensed to the Company for use in connection with the Business, except for the Excluded Assets: (a) patents, trademarks, service marks and copyrights, (b) applications for patents and for registration of trademarks, service marks and copyrights, (c) trade secrets and trade names, and (d) all other items of proprietary know-how or intellectual property.
   1.15. KNOWLEDGE.
    "knowledge" means actual knowledge (i.e., the conscious awareness of facts or other information), or belief, without undertaking any investigation, and not constructive knowledge. The words "know", "knowing" and "known" shall be construed accordingly. In the case of the Sellers, knowledge means the knowledge of the persons listed on Schedule 1.15.
   1.16. LAW.
  "Law" means any applicable statute, law, treaty, convention, ordinance, decree, order, injunction, rule, directive, or regulation of any Government.
   1.17. LIEN.
  "Lien" means a mortgage, deed of trust, security interest, claim, restriction or other material encumbrance.
   1.18. MATERIAL ADVERSE EFFECT.
  "Material Adverse Effect" means any change in or effect on the Business that is materially adverse to the condition (financial or otherwise), business, properties, liabilities, or results of operations of the Business; provided that (a) changes that affect the defense industry generally, (b) changes in general economic conditions, and (c) changes resulting from the transactions contemplated by this Agreement or the announcement thereof shall not be taken into account in determining whether there has been a Material Adverse Effect.
   1.19. PARTY AND PARTIES.
  "Party" means the Buyer or the Sellers, as the case may be, and "Parties" means the Buyer and the Sellers together.
   1.20. PERSON.
  "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a Government or political subdivision or agency or instrumentality thereof.
   1.21. SPIN-OFF.
  "Spin-Off" means the distribution of the shares of ESCO to the shareholders of Emerson which occurred on October 19, 1990.
   1.22. TAX RETURNS.
  "Tax Returns" means any returns required to be filed with Federal, state or other applicable taxing authorities (including foreign returns) in respect of any Taxes.
   1.23. TAXES.
  "Taxes" means all taxes, charges, fees, levies, or other like assessments, including without limitation, taxes on intangibles and income, capital gain, gross receipts, ad valorem, value added, excise, real property, personal property, windfall profit, sales, use, transfer, license, withholding, employment, payroll and franchise taxes imposed by any Government, and shall include any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to, or incurred in connection with any such Taxes or any contest or dispute thereof.
   1.24. TRANSFERRED EMPLOYEE.
  "Transferred Employee" means (a) all active employees and former employees, including terminated employees, employees on leave or disability, retirees and laid-off employees of the Company or any predecessor thereof, except for the Excluded Employees, and (b) the Additional Employees.
   1.25. U.S. GOVERNMENT.
  "U.S. Government" means the United States Government and any agencies, instrumentalities and departments thereof.
   1.26. OTHER TERMS.
  The following terms shall have the meanings set forth in the below-referenced sections of this Agreement:

Term                                         Defined In
"Accounting Principles"                      Section
                                             2.6(a)
"Additional Assets"                          Section
                                             2.10(a)
"Additional Employees"                       Section
                                             2.11(b)
"Agreement"                                  Paragraph 1
"Appraiser"                                  Section
                                             2.8(b)
"CAS"                                        Schedule
                                             7.13(b)
"CAS Actuarial Report"                       Schedule
                                             7.13(b)
"Arbiter"                                    Section
                                             2.6(b)
"Closing Earnings Statement"                 Section
                                             2.6(a)
"Bank Lien"                                  Section 3.1
                                             (b)
"Business"                                   Section 2.12
"Buyer"                                      Paragraph 1
"Buyer Indemnified Person"                   Section 8.1
"Buyer's Pension Plan"                       Schedule
                                             7.13(b)
"Cash Distribution Amount"                   Section
                                             2.7(a)
"Closing and Closing Date"                 Section 2.3
"Closing Financial Statements"               Section
                                             2.6(a)
"Closing Statement Period"                   Section
                                             2.6(a)
"Company"                                    Recitals
"Company's Assumption Agreement"             Section
                                             2.10(b)
"Comtrak Division"                           Section
                                             2.9(a)
"Confidentiality Agreement"                  Section
                                             7.5(b)
"Credit Agreement"                           Section
                                             3.1(b)
"days"                                       Section 9.6
"Deductible"                                 Section
                                             8.2(c)
"DHC"                                        Paragraph 1
"Effective Time"                             Section 2.3
"Emerson Guarantees"                         Section 6.8
"ESCO"                                       Paragraph 1
"ESCO Savings Plan"                          Section
                                             7.13(c)
"Excluded Assets"                            Section
                                             2.9(a)
"Excluded Employees"                         Section
                                             2.11(a)
"Excluded Liabilities"                       Section
                                             2.9(b)
"Exon-Florio Amendment"                      Section 4.3
"Field Office Assets"                        Section
                                             2.10(a)
"Field Office Liabilities"                   Section
                                             2.10(b)
"Financial Statements"                       Section
                                             3.4(a)
"Government Contract Guarantees"             Section
                                             6.7(a)
"Indemnified Party"                          Section 8.4
"Indemnifying Party"                         Section 8.4
"Intercompany Purchase Orders"               Section 7.11
"know", "knowing" and "known"                Section 1.15
"LOCs/Bonds"                                 Section
                                             6.7(b)
"Material Contracts"                         Section
                                             3.14(a)
"NID(s)"                                     Section 7.4
"Notice of Dispute"                          Section
                                             2.6(b)
"June 30, 1999 Balance Sheet"                Section
                                             3.4(a)
"June 30, 1999 Balance Sheet Date"           Section
                                             3.5(a)
"June 30, 1999 Financial Statements"         Section
                                             3.4(a)
"Offset Obligations"                         Section
                                             3.14(c)
"Other Seller Guarantees"                    Section 7.12
"Plan" and "Plans"                           Section
                                             3.18(a)
"Plan Assets"                                Section
                                             2.10(a)
"Plan Liabilities"                           Section
                                             2.10(b)
"Pre-Closing Tax Period"                     Section
                                             7.8(b)
"Purchase Price"                             Section 2.2
"Restricted Business"                        Section
                                             7.9(a)
"Section 338(h)(10) Election"                Section
                                             2.8(a)
"Sellers"                                    Paragraph 1
"Seller Group"                               Section
                                             7.8(a)
"Seller Indemnified Persons"                 Section 8.3
"Sellers' Assumption Agreement"              Section
                                             2.9(b)
"Shares"                                     Recitals
"Tax Asset"                                  Section
                                             7.8(a)
"Terminating Party"                          Section 9.1
"Third Person"                               Section 8.5
"Third-Person Claim"                         Section 8.5
"Transfer Taxes"                             Section
                                             7.8(j)
"Transferred Amount"                         Schedule
                                             7.13(b)
"Transition Services Agreement"              Section
                                             6.6(a)
"Winter Springs, Florida Property"           Schedule
                                             2.9(a)(i)

                           ARTICLE II.
                        PURCHASE AND SALE

   2.1.THE SHARES.
  On the terms and subject to the conditions set forth in this Agreement, at Closing, Sellers shall sell and deliver the Shares to Buyer and Buyer shall purchase and accept the Shares from Sellers.
   2.2.PURCHASE PRICE.
  The purchase price for the Shares and the other rights of Buyer hereunder shall be Eighty-Five Million U.S. Dollars ($85,000,000) ("Purchase Price").
   2.3.CLOSING; COOPERATION.
  The consummation of the transactions contemplated hereby ("Closing") shall take place at the offices of Bryan Cave LLP, 211 North Broadway, St. Louis, Missouri 63102, or at such other place as the Parties may mutually agree. The Closing shall be on September 30, 1999, subject to postponement by either the Sellers or the Buyer, upon at least five business days advance notice to the other Party, to a date not later than October 31, 1999 (the date on which the Closing occurs, being hereinafter the "Closing Date"); provided that,
  (a)unless otherwise agreed by the Buyer, the conditions specified in Article V shall have been satisfied by such date (other than conditions intended to be fulfilled by actions taken at Closing),
  (b)unless otherwise agreed by the Sellers, the conditions specified in Article VI shall have been satisfied by such date (other than conditions intended to be fulfilled by actions taken at Closing), and
  (c)this  Agreement has not been terminated pursuant to  Section
9.1.
The Closing shall be effective as of close of business on the Closing Date ("Effective Time"). Subject to the provisions of
Section 9.1, failure to effect the Closing on a scheduled Closing Date will not result in the termination of this Agreement and will not relieve any Party of any obligation under this Agreement.
   2.4.DELIVERIES OF SELLERS AT CLOSING.
  Subject   to   the   conditions  to  Sellers'  obligations   in
Article VI, at Closing, Sellers shall deliver to Buyer or cause to be delivered to Buyer:
  (a)a certificate or certificates evidencing the Shares, duly endorsed for transfer to Buyer or accompanied by a stock power duly executed in blank, and
  (b)all of the certificates, resignations, documents and other instruments set forth in Article V hereof.
   2.5.DELIVERIES OF BUYER AT CLOSING.
  Subject to the conditions to Buyer's obligations in Article V, at Closing, Buyer shall
  (a)pay the Purchase Price to the Sellers, by wire transfer of immediately-available funds to an account, which account shall be designated by Sellers not later than the second business day preceding the Closing Date, and
      (b) deliver to the Sellers all of the certificates, documents and other instruments set forth in Article VI hereof, including, without limitation, evidence, satisfactory to the Sellers of the guarantees, letters of credit and bonds provided by Buyer and accepted in replacement of the Government Contract Guarantees, LOCs/Bonds and Emerson Guarantees.
   2.6.CLOSING FINANCIAL STATEMENTS.
  (a)As promptly as practicable following the Closing Date, but in no event later than 60 days after the Closing Date, Sellers shall prepare and submit to Buyer a statement of earnings of the Company (the "Closing Earnings Statement") for the period beginning on October 1, 1998 and ending as of the Effective Time (such period, hereinafter the "Closing Statement Period") and the related balance sheet dated the Closing Date (collectively, the "Closing Financial Statements") in accordance with the provisions of this Section. The Closing Financial Statements shall be prepared in accordance with generally accepted accounting principles (the "Accounting Principles"), provided further, that the following shall apply:
         (i)   [Reserved]
         (ii) the Closing Financial Statements shall not include the Excluded Assets or Excluded Liabilities but shall include the Field Office Assets and the Field Office Liabilities; provided, however, that the exclusion of such items shall have no impact on the Closing Earnings Statement and instead shall be taken directly to equity on the balance sheet (likewise, if a sale of the Winter Springs, Florida Property shall occur prior to the Effective Time, any gain or loss on the sale will not affect the Closing Earnings Statement);
         (iii) the Closing Financial Statements shall not reflect as a liability or asset any Taxes arising as a result of the Section 338(h)(10) Election; provided, however, that the exclusion of such items shall have no impact on the Closing Earnings Statement and instead shall be taken directly to equity on the balance sheet;
         (iv) the Closing Financial Statements shall reflect as a liability or asset only 40% of amounts related to the claim for refund of Missouri sales/use taxes described on
      Schedule 2.9(a)(iv); provided, however, that the exclusion of such items shall have no impact on the Closing Earnings Statement and instead shall be taken directly to equity on the balance sheet;
         (v) despite the fact that the Closing Financial Statements shall be dated as of the Closing Date, the Closing Financial Statements shall be based on the existing accounting calendar cutoff dates of the Company, permitting cutoff adjustments of a few days consistent with past practices; and
         (vi)  [reserved]
         (vii) exceptions shall be made to generally accepted accounting principles in order to accommodate the Company's practices as reflected on the June 30, 1999 Financial Statements, and other agreed accounting methods and practices shall be applied, with respect to the subject matter of the accounting principles listed on
      Schedule 2.6(a).
      (b) After the submission of the Closing Financial Statements to Buyer as provided in Section 2.6(a), Sellers shall use their best efforts to provide Buyer and its representatives with reasonable access to worksheets, schedules and other working papers utilized in preparing the Closing Financial Statements. In the event either Party disputes the Closing Financial Statements, such Party shall provide written notice (a "Notice of Dispute") specifying in reasonable detail all points of disagreement with the Closing Financial Statements to the other Party within 30 days after receipt of the Closing Financial Statements; provided, however, that neither Party shall dispute, except as necessary to correct mathematical errors or undisputed omissions of amounts in the books and records of the Company, either: (i) any of the Estimates at Completion reflected on the Financial Statements; or (ii) any amounts with respect to real property or other fixed assets reflected on the balance sheet (or to the estimated useful lives of such assets), except to the extent required to reflect, in accordance with the Accounting Principles, depreciation and amortization of such assets or additions to or disposals of such assets. If neither Party delivers a Notice of Dispute within such 30-day period, then the Closing Financial Statements as delivered by Sellers shall be final for purposes of Section 2.7 hereof. If either Party delivers a Notice of Dispute within such 30-day period, Buyer and Sellers shall endeavor in good faith to resolve all specified points of disagreement within 15 days of receipt of the Notice of Dispute. If the dispute is not resolved within such 15-day period, either or both Parties may refer the dispute to a partner in Arthur Andersen LLP (the "Arbiter"), as arbitrator to finally determine, as soon as practicable, and in any event within 20 days after such referral, all points of disagreement with respect to the Closing Financial Statements. The Arbiter shall resolve the issues in dispute but shall not otherwise address issues in the Closing Earnings Statement nor perform any audit thereof. For purposes of such arbitration, each Party shall submit proposed Closing Financial Statements to the Arbiter and to the other Party, accompanied by such additional information explaining such Party's position with respect to the Closing Earnings Statement as it desires to submit. Each Party shall, at the time of such submission, be free to revise positions they have maintained in prior drafts of the Closing Financial Statements and related discussion, but the Parties shall not be permitted to further modify their proposed Closing Financial Statements once these are submitted to the Arbiter. The Party initiating the arbitration shall submit any revised Closing Earnings Statement no later than 5 days after such referral. The non-initiating Party shall have 10 days after such referral to submit its revised Closing Earnings Statement in response. The Arbiter shall apply the terms of this Section 2.6, and shall otherwise conduct the arbitration under such procedures as the Parties may agree or, failing such agreement, under the Commercial Arbitration Rules of the American Arbitration Association. The fees and expenses of the arbitration and the Arbiter incurred in connection with the arbitration of the
   Closing Earnings Statement shall be allocated between the Parties by the Arbiter in proportion to the extent either Party did not prevail on the points of disagreement in the Closing Earnings Statement, such allocation to be based on the pro rata division of the aggregate amounts in dispute in connection with such points of disagreement; provided, that such fees and expenses shall not include, so long as a Party complies with the procedures of this Section 2.6, the other Party's outside counsel or accounting fees. All determinations by the Arbiter shall be final, conclusive and binding with respect to the Closing Earnings Statement and the allocation of arbitration fees and expenses.
  (c)Buyer agrees, at its sole but reasonable cost and expense, to cause the Company to fully cooperate with and assist Sellers' in the preparation of the Closing Financial Statements and in the conduct of resolving any points of disagreement referred to in
Section 2.6(b), including without limitation, making available to Sellers to the extent requested all books, records, work papers and personnel, subject to the provisions of Section 7.2 hereof.
   2.7.SETTLEMENT OF INTERCOMPANY TRANSACTIONS.
  (a)Buyer guarantees that Sellers shall receive a cash distribution from the Company, for the Closing Statement Period, in the amount of the lesser of Six Million Five-Hundred Thousand U.S. Dollars ($6,500,000) or the net income as shown on the Closing Earnings Statement ("Cash Distribution Amount"). Cash which has been taken from the Company, or has been provided to the Company, by Affiliates of the Company through the mechanism of ESCO's cash pooling system, normally does not appear as cash, but instead appears as long term debt intercompany. If the net funds taken by Sellers from the Company during the Closing Statement Period are less than the Cash Distribution Amount, then also a cash payment is to be made as provided below. As an example, if the net income on the Closing Earnings Statement is at least equal to $6,500,000, and long term debt intercompany on the Closing Financial Statements had a debit balance of $5,000,000, then the post-Closing payment to be made to Sellers shall be $1,500,000. Likewise, if the net income on the Closing Earnings Statement is $5,000,000, and long term debt intercompany on the Closing Financial Statements has a debit balance of $5,000,000, then no post-Closing payment will be made with respect to the Cash Distribution Amount. Furthermore, if Sellers have received a net distribution greater than the Cash Distribution Amount, the Sellers must pay the difference to the Company as provided below. Thus, as an example, if the net income on the Closing Earnings Statement is $5,000,000, and long term debt intercompany on the Closing Financial Statements has a debit balance of $7,000,000, then Sellers must make a post-Closing payment of $2,000,000. As a final example, if the net income on the Closing Earnings Statement is $3,000,000, and long term debt intercompany on the Closing Financial Statements has a credit balance of $500,000, then the post-Closing payment to be made to Sellers shall be $3,500,000. All postings to the long term debt intercompany account from June 30, 1999 through the Effective Time will be on a basis consistent with past practices. This means, among other things, that where charges to be posted for the period from June 30, 1999 through the Effective Time are based on predetermined amounts or rates (including pension), such charges will be continued in a manner consistent with those used prior to June 30, 1999. Subsequent to July 31, 1999, there will be no charges to long term debt intercompany related to Income Taxes. Further, subsequent to September 30, 1999, there will be no charges to long term debt intercompany related to ESL Limited;
  (b)For each successive seven-day period following the Closing, the total of all checks of the Company issued by the Company prior to the Effective Time, made payable from accounts of Affiliates of the Company, which clear such accounts during such seven-day period, shall be submitted in an invoice by Sellers to the Company for payment by the Company no later than five (5) days after submission of such invoice. One hundred eighty (180) days after Closing, Sellers shall cancel all such checks which remain outstanding, and the Company will be responsible for any indebtedness related thereto. The Company shall be liable for all obligations in connection with such checks originally issued on accounts of Sellers and their Affiliates, including those under escheat laws, and shall hold Sellers harmless with respect thereto;
  (c)The Parties shall settle all the intercompany accounts receivable and payable balances which are comprised of sales and purchases of inventory items and/or services provided between the Sellers and its Affiliates, including the Company (excluding long term debt intercompany, the settlement of which occurs solely under Section 2.7(a)), reflected in the balance sheet contained in the Closing Financial Statements, and the Party owing the aggregate net balance of such outstanding intercompany accounts as of the Closing Date shall pay to the other Party the amount of such net balance; and
  (d)All final payments required under paragraphs (a) and (c) above shall be made within ten days of such time as the Closing Financial Statements have been finally determined pursuant to
Section 2.6(b) hereof. The payment will be the net amount of the aggregate of the final payments under paragraphs (a) and (c) above, and such payment shall be made by delivery of a check in the amount of such net payment within the above-described ten-day time period.
   2.8.338(h)(10) ELECTION.
  (a)Sellers and Buyer shall timely file a joint election pursuant to Section 338(h)(10) (a "Section 338(h)(10) Election") of the Internal Revenue Code of 1986, as amended (the "Code") (and any comparable election under state, local, or foreign law) with respect to the sale of the Shares of the Company and shall timely file such forms and take such other actions as are necessary to effectuate such election in accordance with said
Section 338(h)(10).
  (b)Buyer and Sellers shall use their best efforts to allocate the Purchase Price among the Company's assets no later than the earlier of
      (i) 60 days after final determination (by agreement or otherwise) of the Closing Financial Statements in accordance with Section 2.6(b), or
      (ii) 180 days following the Closing. Such allocation shall be made in accordance with Section 338 of the Code and the regulations thereunder.
If Buyer and Sellers are not able to agree upon such allocation within such period, the allocation shall be determined by the Arbiter. Each Party shall cooperate in providing information to the Arbiter, and the costs and expenses for the services of the Arbiter and any required appraisal shall be borne equally by Buyer and Sellers.
  (c)Buyer and Sellers shall report on any applicable Tax Return the allocation of the Purchase Price as determined in accordance with Section 2.8(b) and shall take no position inconsistent with such allocation of the Purchase Price.
   2.9.EXCLUDED ASSETS; EXCLUDED LIABILITIES.
  (a)Prior to the Closing, the Sellers shall cause the Company to assign and transfer to the Sellers or to another Affiliate of the Sellers the following (the "Excluded Assets"):
      (i) certain property located in Winter Springs, Florida which is described on Schedule 2.9(a)(i) and any proceeds therefrom if such property shall be sold, in whole or part, by the Company prior to Closing (the "Winter Springs, Florida Property");
      (ii) the assets reflected on the books of the division of the Company known as its Comtrak division (which assets, and the division of the Company which carries on the Comtrak Business, being referred to herein as the "Comtrak Division") and the assets utilized by the Comtrak Division which are listed on Schedule 2.9(a)(ii);
      (iii) the patents described on Schedule 2.9(a)(iii);
      (iv) all right, title and interest in and to 60% of the gross amount of any refund or other amount to be received after Closing in connection with the claim for refund of Missouri sales/use taxes described on Schedule 2.9(a)(iv);
      (v) all right, title and interest in and to the claim against Crydom Corporation described on Schedule 2.9(a)(v) (which is estimated at approximately $300,000);
      (vi) the shares of Comtrak International Services Inc. and ESCO Electronica de Mexico, S.A. de C.V., the wholly-owned subsidiaries of the Company;
      (vii) all cash on accounts not solely in the name of the Company at banks and other financial institutions, and including cash equivalents;
      (viii) all current or deferred income tax assets arising prior to the Closing, including without limitation any arising from the Section 338(h)(10) Election and any refund described in Section 7.8(i); and
      (ix) all claims related to Third Person escrow accounts relating to environmental liabilities arising in connection with previously owned, leased and occupied properties or off-site waste disposal facilities.
  (b)Prior to the Closing, the Sellers shall cause the Company to assign and transfer to the Sellers or to another Affiliate of the Sellers, and for the Sellers or such Affiliate to assume, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto or in other form mutually satisfactory to the Parties (the "Sellers' Assumption Agreement"), the following liabilities of the Company and all related rights (the "Excluded Liabilities"):
      (i) all liabilities of the Company (including all environmental liabilities) (x) relating to the ownership and occupancy of the Winter Springs, Florida Property, including all obligations in connection with any sale thereof, (y) relating to any other real property and improvements which at any time prior to the Closing was owned, leased or occupied by the Company or any of its predecessors, but as of the Closing is not or will not be owned, leased or occupied by the Company, including, without limitation, the properties described on Schedule 2.9(b)(i), and (z) relating to any off-site waste disposal facilities, including, without limitation, the facilities described on Schedule 2.9(b)(i), but only to the extent of the Company's or any of its predecessors' use of or involvement with such facilities prior to the Effective Time;
      (ii) all liabilities of the Company in respect of the assets of the Comtrak Division retained by Sellers;
      (iii) all liabilities of the Company relating to its ownership and operation of Comtrak International Services Inc. and ESCO Electronica de Mexico, S.A. de C.V, including, without limitation, any such matters as are set forth in
   Schedule 3.11 relating to either of such subsidiaries  of  the
   Company;
      (iv) all liabilities of the Company relating to the prosecution of the Crydom Corporation claim described on
   Schedule 2.9(a)(v);
      (v) all current or deferred income tax liabilities arising prior to the Closing, including without limitation any arising from the Section 338(h)(10) Election;
      (vi) all liabilities and obligations relating to the ESCO Employee Savings Investment Plan (Plan 201), the Executive Severance Plan for G.A. Potthoff described on Schedule 3.18(a), the Employees Stock Purchase Plan of ESCO, Plans for Performance Shares (including accelerated vesting entitlement therefor) and Stock Options (Executive and Key Manager) as described on Schedules 3.10 and 3.18(a), and the Transaction Bonuses and Accelerated Vesting of Stock Options as described on Schedules 3.14(a) and 3.18(a); and
      (vii) all liabilities arising under the consulting and distributorship agreement between ESCO and ESL Limited dated October 1, 1997.
      In the event any or all of the Excluded Liabilities are assigned and transferred to an Affiliate of the Sellers (rather than both of the Sellers directly), the Sellers shall each be required to guarantee any such Affiliate's assumption obligations under the Sellers' Assumption Agreement pursuant to a guarantee agreement in form mutually satisfactory to the Parties.
   2.10.  ADDITIONAL ASSETS; ADDITIONAL LIABILITIES.
  (a)The Sellers shall assign and transfer
      (i) to the Company, on or prior to the Closing Date, the lease agreements, consulting contracts and furniture and fixtures described on Schedule 2.10(a)(i), all of which are used in connection with or relate to the Field Offices (the "Field Office Assets"),
      (ii) to a plan of Buyer or an Affiliate thereof as of the Effective Time, the assets of the ESCO Retirement Plan, but only to the extent set forth in Section 7.13(b)(ii) (the "Plan Assets"), and
      (iii) to the Company, the computer software acquired under volume purchase agreement number V89452 from Parametric Technology Corporation, costing approximately $125,000 (the "Software Assets" and collectively with the Plan Assets and the Field Office Assets, the "Additional Assets").
  (b)The Sellers shall assign and transfer
      (i) to the Company, and the Sellers shall cause the Company to assume, on or prior to the Closing Date, pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit B hereto (the "Company's Assumption Agreement") all liabilities of the Sellers and their Affiliates relating to the Field Offices (the "Field Office Liabilities"), and any costs incurred in arranging for landlord consents to the assignment of Sellers' interests in the Field Office leases to the Company shall be paid by the Sellers prior to the Closing,
      (ii) to the Buyer as of the Effective Time, all liabilities relating to the Plan Assets in accordance with
   Section 7.13(b)(iii),
      (iii) to the Buyer, all of Sellers' obligations under the Software Assets and the obligation to pay Sellers for the cost of the Software Assets (the "Software Liability"), and
      (iv)   to  the  Buyer  as  of the Effective  Time,  all  of
   Sellers' obligations to Transferred Employees in accordance with Section 7.13(e) (2.10(b)(ii) and (iv) together, the "Plan Liabilities" and, collectively with the Field Office Liabilities and the Software Liabilities, the "Additional Liabilities").
   2.11.  EMPLOYEES.
  (a)Prior to the Closing, Sellers will cause the Company to transfer to either of the Sellers, or to an Affiliate thereof, and Sellers will accept or cause such Affiliate to accept, the employees (and any and all obligations in respect thereto) listed on Schedule 2.11(a) (the "Excluded Employees"), each of whom primarily performs services relating to the Comtrak Division.
  (b)Prior to the Closing, the Sellers will transfer to the Company and cause the Company to accept the employees listed on
Schedule 2.11(b) (the "Additional Employees"), each of whom performs services relating to the Field Offices.
   2.12.  THE BUSINESS.
   The business to be conducted by the Company as of the Closing Date, and which is intended to be transferred to the Buyer hereunder, shall include the Additional Assets and related operations, the Additional Liabilities and the Additional Employees, but shall not include the Excluded Assets and related operations, the Excluded Liabilities, nor the Excluded Employees. The "Business" of the Company shall mean, for all purposes of this Agreement, all aspects of the business and operations conducted by the Company as of the date hereof and all related assets and liabilities, other than the Excluded Assets, the Excluded Liabilities and the Excluded Employees.
                          ARTICLE III.
            REPRESENTATIONS AND WARRANTIES OF SELLERS

  Sellers   hereby  jointly  and  severally  make  the  following
representations and warranties to Buyer, each of which is accurate on the date hereof and shall be accurate on and as of the Closing Date:
   3.1.AUTHORIZATION; STOCK OWNERSHIP.
  (a)Each  of  the Sellers has all requisite power and  authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.
This Agreement and all other agreements herein contemplated to be executed by either of the Sellers constitute (or upon execution will  constitute) valid and binding obligations of  the  Sellers,
enforceable  against  the  Sellers  in  accordance   with   their
respective terms. This Agreement and all other agreements herein contemplated to be executed by either of the Sellers have been
(or will be prior to Closing) authorized by all necessary action, corporate or otherwise, by each of the Sellers.
  (b)ESCO  is  the  record and beneficial owner  of  all  of  the issued  and outstanding shares of common stock of DHC,  which  is the  record  owner  of the Shares.  The Shares consist  of  1,000 shares  of  common stock of the Company.  ESCO is the  beneficial owner  of the Shares, free and clear of all Liens except for  the lien  (the  "Bank Lien") created pursuant to the Credit Agreement dated September 23, 1990 (as amended) by and among ESCO, DHC, the banks  listed  therein and Morgan Guaranty Trust Company  of  New
York,  as agent (the "Credit Agreement"), in favor of such banks.
ESCO will cause DHC to transfer to the Buyer at Closing good and marketable title to the Shares, free and clear of all Liens (including the Bank Lien).
   3.2.CAPITALIZATION AND RELATED MATTERS.
  The authorized capital stock of the Company consists solely  of
10,000  shares of common stock, $1 par value, of which the Shares are  the only shares issued and outstanding.  All the Shares were duly authorized and validly issued and are fully paid and non-assessable. Except for Buyer's rights hereunder,
  (a) there are outstanding
      (i)    no  other  securities of the Company (whether  of  a
   debt, equity or hybrid nature), and
      (ii)   no  rights, warrants or options to acquire, exchange
   or convert securities of the Company, and
   (b) neither the Sellers nor the Company is subject to any obligation to issue, deliver, redeem, or otherwise acquire or retire the Shares or any other securities of the Company.
      Except for the subsidiaries described in Section 2.9(a)(vi)
   or as set forth on Schedule 3.2, the Company does not own, directly or indirectly, any shares of capital stock or any equity  investment or other financial interest in or have  any
   commitment  to  acquire  any  such  interest  in,  any   other
   corporation,    partnership,   limited   liability    company,
   association or other business organization or entity.
   3.3.CORPORATE EXISTANCE AND QUALIFICATION.
  The   Company  is  a  corporation  duly  incorporated,  validly
existing and in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing in the  other jurisdictions listed on Schedule 3.3 hereto, which are the  only  jurisdictions in which such qualification is required, except  where  the failure to so qualify and be in good  standing will  not  have  a Material Adverse Effect.  Except  for  matters which  would not have a Material Adverse Effect, the Company  has the corporate power and authority to own or lease and operate its properties and assets and conduct the Business as currently conducted.
   3.4.FINANCIAL STATEMENTS.
  (a)Attached hereto as Schedule 3.4(a) are the following (the "Financial Statements"):
      (i)   the balance sheets of the Company as of September 30,
   1997 and September 30, 1998, and the related statement of earnings for the fiscal years then ended, and
      (ii)   the balance sheet of the Company as of June 30, 1999
   (the "June 30, 1999 Balance Sheet"), and the related statement of earnings for the period then ended (collectively, the "June
   30, 1999 Financial Statements").
  (b)The Financial Statements
      (i)   were derived from the accounting books and records of
   the Company,
      (ii) to the extent the Financial Statements relate to the Business, present fairly, in all material respects, the financial position and results of operations of the Business at  the  dates  and for the periods indicated, except  as  set forth  on Schedule 3.4(b) or as referred to in Section 2.6(a).
   The information reflected in the Financial Statements was included in the consolidated financial statements of ESCO for the  corresponding periods, which were prepared in  accordance with generally accepted accounting principles; and
      (iii)  except as set forth on Schedule 3.4(b),  there  have been no changes in accounting methods or practices during  the years covered by the Financial Statements.
   3.5.PROPERTY.
  Except as set forth on Schedule 3.5,
  (a)the  Company  is,  the sole owner of all  right,  title  and interest  in and to all assets of the Business reflected  on  the
June  30,  1999 Balance Sheet or acquired thereafter and,  except for  matters which would not have a Material Adverse Effect,  has or will have on the Closing Date good and marketable title to all material assets, except for assets sold in the ordinary course of business since the date of the such balance sheet (the "June 30,
1999 Balance Sheet Date"); and
  (b)none  of  such  assets of the Business are  subject  to  any
Liens except:
     (i) Liens reflected on the June 30, 1999 Balance Sheet or Liens incurred since the date of the June 30, 1999 Balance Sheet in the ordinary course of business consistent with past practices;
     (ii)   Liens  for  taxes not yet due or being  contested  in
  good faith;
     (iii)  Liens  not  securing  liabilities  for  (A)  borrowed money, or (B) the purchase price of assets, which do not materially interfere with the current use of such assets;
     (iv)   the Bank Lien (which will be released as of Closing);
  and
     (v)Liens  arising in the ordinary course of  business  as  a
  result   of   progress  payments  received   under   Government
  Contracts.
   Except  as  set forth on Schedule 3.5, no material  assets  of the  Business  are in the possession of others  and  the  Company holds no property on consignment in connection with the Business.
  Schedule  3.5 lists all of the real property that is  owned  or
leased  by  the  Company as of June 30, 1999.   Except  for  such
matters  as would not, in the aggregate, have a Material  Adverse
Effect on the Company, to the knowledge of Sellers: (i) with respect to such owned real property, there are no imperfections of title or other encumbrances which materially effect the marketability of any such property nor impair the use of such property in the Business as presently conducted; and (ii) with respect to such leased real property, the company has good, valid and  presently  existing leasehold interests to all  such  leased real  estate,  and in each case, such properties are  held  under valid enforceable leases, and the Company has performed all material obligations required to be performed by it to date under said  leases and possesses and quietly enjoys said premises under
said  leases.   True,  correct and complete  copies  of  all  the
material terms of the leases pertaining to such leased real property (including with respect to lease agreements pertaining to the Field Offices) have been previously delivered to Buyer.
   Except as set forth on Schedule 3.5 and except for matters  as would not individually or in the aggregate have a Material Adverse Effect on the Company, to the Sellers' knowledge, there is no condition affecting any of the real property or the improvements located thereon which requires repair or correction to restore the same to reasonable operating condition.
   3.6.STOCK RECORD AND MINUTE BOOKS; OFFICERS AND DIRECTORS.
  The  stock  record books and minute books of  the  Company  are true and correct in all material respects for the period subsequent to the Spin-Off and, to the Sellers' knowledge, are true and correct in all material respects for the period prior to the Spin-Off. Accurate and complete copies of the articles of incorporation and bylaws and all amendments thereto of the Company have been previously provided to Buyer. The officers and directors of the Company are set forth on Schedule 3.6.
   3.7.TAXES.
  (a)Except as set forth on Schedule 3.7(a), the Company
      (i) has timely filed or caused to be filed with the appropriate Government entity all income Tax Returns and all other  material  Tax Returns which have been  required  to  be filed prior to the date of this Agreement (taking into account any extensions of the time for filing such Tax Returns), and
      (ii) has paid in full all material Taxes shown as due and payable on such Tax Returns, except to the extent such liabilities are reflected on the Financial Statements as current liabilities. All income and other Tax Returns filed or  caused to be filed by the Company are correct and complete in all material respects.
  (b)The  Company has complied in all material respect  with  all
Laws relating to the withholding of Taxes and the payment thereof and has timely and properly withheld from employee wages and paid over to the proper Government entity all amounts required to be withheld and paid over under applicable Law.
  (c)Except as set forth on Schedule 3.7(c), the Company has  not waived  any statute of limitations in respect of Taxes or  agreed to  any  extension  of  time with respect to  Tax  assessment  or deficiency.
  (d)Except as set forth on Schedule 3.7(d), the Company has  not
received   notice  of  any  currently  pending   and   unresolved
examination pertaining to, or claims for, Taxes or assessments against the Company by any taxing authority in respect of any period to date.
   3.8.ACCOUNTS RECEIVABLE.
  Except as set forth on Schedule 3.8 hereto, all the accounts receivable of the Business reflected in the June 30, 1999 Balance
Sheet and any accounts receivable of the Business arising between
June  30, 1999 and the Closing Date arose or will have arisen  in the  ordinary  course of business and, to Sellers' knowledge,  at the  time created, then represented bona fide indebtedness  owing to the Company from the applicable account debtor.  Except as set forth  on Schedule 3.8 hereto, such accounts receivable  are  not and  will  not  be  on  the Closing Date  subject  to  any  valid counterclaim,  set-off, defense or Lien,  except  the  Bank  Lien
(which  will be released as of Closing) and except to the  extent of  any  reserves shown in respect thereof on the June  30,  1999
Balance Sheet.
   3.9.INVENTORIES.
  All  physical inventories of the Business held by  the  Company at any location, except inventories associated with specific sale contracts or as set forth on Schedule 3.9 or as reflected on the
June 30, 1999 Balance Sheet,
  (a)are  valued on the June 30, 1999 Balance Sheet at  lower  of cost or market,
  (b)   are merchantable in the ordinary course of business, and
  (c)   exist in quantities which do not materially exceed levels
     which are reasonable in the present circumstances of the Business and such will be the case on the Closing Date.
   3.10.  ABSENCE OF CERTAIN CHANGES.
  Since  the  June  30, 1999 Balance Sheet Date,  except  as  set forth  on  Schedule 3.10 hereto and except as otherwise disclosed in this Agreement, there has not been:
  (a)Any    event,   occurrence,   development   or   state    of
circumstances or facts which has had a Material Adverse Effect;
  (b)Any  increase in compensation or other remuneration  payable to or for the benefit of or committed to be paid to or for the benefit of any shareholder, director, officer, agent, or employee of the Company in connection with the Business other than in the ordinary course of business consistent with past practice, or in any  benefits granted under any Plan with or for the  benefit  of any such shareholder, director, officer, agent, or employee other than  in  the  ordinary course of business consistent  with  past practice;
  (c)Any sale, transfer or other disposition of any of the Company's material assets (tangible or intangible) or any other material transaction entered into or carried out by the Company in connection with the Business other than in the ordinary course of business;
  (d)Any   net   increase  in  the  amount  of  indebtedness   or
liabilities of the Company in connection with the Business  other than  in  the ordinary course of business and in amounts  and  on
terms   consistent  with  past  practice;  or  any   endorsement,
assumption, or guarantee of payment or performance of any loan or obligation of any other Person by the Company in connection with the Business other than in the ordinary course of business and in amounts and on terms consistent with past practice;
  (e)Any  material change made by the Company in connection  with the Business in its methods of doing business or of accounting or in the manner in which the Company keeps its books and records;
  (f)Any declaration or payment of any dividend or the making  of any distribution in respect of the Company's capital stock;
  (g)Any cure, show cause or termination notices with respect  to any Material Contract or any Government Contract with a funded backlog in excess of $500,000; or
  (h)Any binding commitment or agreement by Sellers or the Company to do any of the foregoing items (b) through (f).
   3.11.  NO BREACH OF LAW OR GOVERNING DOCUMENT.
  To  the  knowledge  of Sellers, and except  for  matters  which would  not  have  a  Material  Adverse  Effect,  the  Company  in connection with the Business is not in default under or in material breach or violation of any Law or the provisions of any Government permit, franchise, or license (except that matters relating to Environmental Law are covered by Section 3.13 rather than by this Section), or any provision of its articles of incorporation or its bylaws. Except as set forth on Schedule
3.11, the Company has not received any written notice during  the past  two  years  alleging any such material default,  breach  or
violation  which  has  not  been  finally  resolved.  Except   as
otherwise expressly disclosed in this Agreement, or on any of the Schedules hereto, to the knowledge of Sellers', neither the execution and delivery of this Agreement nor the consummation of the  transactions  contemplated hereby do or will  constitute  or result in any material (i) violation or conflict with any provision of the articles of incorporation or bylaws of the Company; (ii) breach of any of the terms or provisions of, or violation or default under, or conflict with any Law applicable to  the  Company or any judgment, decree, order or award, of  any court, governmental body or arbitrator to which the Company is  a party or may be bound; or (iii) violation, conflict with, default under,  termination of, acceleration of performance required  by, or acceleration of the maturity of, any material liability or obligation, creation or imposition of any Lien upon the Shares or the assets of the Company under any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, or other agreement to which the Company is a party or  to which the Company may be bound or affected or to which the
Shares or the assets of the Company may be subject.
   3.12.  LITIGATION.
  Except  as  set forth on Schedule 3.12, to Sellers'  knowledge, there  is  no suit, claim, litigation, investigation,  proceeding
(administrative,  judicial,  or  in  arbitration,  mediation   or
alternative  dispute resolution) or other action pending  or,  to the knowledge of Sellers, threatened against the Company in connection with the Business and which would have a Material Adverse Effect.
   3.13.  ENVIRONMENTAL MATTERS.
  Except as set forth on Schedule 3.13 hereto, and except for matters related exclusively to any real property and improvements which at any time prior to the Closing was owned, leased or occupied by the Company, but as of Closing is not or will not be owned, leased or occupied by the Company, and except for matters related exclusively to any off-site waste disposal facilities
(all  of  which  foregoing  exceptions are  Excluded  Assets  and
Excluded Liabilities), and except for such matters as would not individually or in the aggregate have a Material Adverse Effect on the Company, to the knowledge of Sellers:
  (a)the   Company   is   in  compliance  with   all   applicable
Environmental Laws, and the Company has not received  any  formal notice  or  demand from a Government entity, citizens'  group  or other Person which is currently pending, alleging a material violation of any Environmental Law. The Company has not received from any Government entity any order or demand, which is currently pending, requiring that steps be taken to remedy any environmental condition on or at the Company's facilities (or elsewhere), or claiming that the Company is responsible for
damages,   losses,  penalties,  fines,  liabilities,  costs   and
expenses of any kind or nature (including attorney's fees)  as  a result  of  the  existence of hazardous materials  or  substances upon, about or underneath any of the Company's current or former facilities (or elsewhere) or migrating or threatening to migrate to or from any such facilities;
  (b)the Company has all permits and other authorizations required under the Environmental Laws, and the Company is in compliance with such permits and other authorizations;
  (c)no conditions were created by the Company at any facility currently or formerly owned, leased or operated by the Company during  the period of the Company's ownership, lease or operation of such facility that require remediation under any Environmental
Law;
  (d)    the Company has not received any formal notice or demand
which  is  currently  pending under any Environmental  Law  as  a result  of  the  off-site disposal of any hazardous  material  or waste by the Company; and
  (e) the Company has not placed or caused to be placed on any facilities currently or formerly owned, leased, occupied or operated by the Company any underground storage tanks nor are the Sellers or the Company aware of any such underground storage tanks  having been placed on or underneath any of such facilities by any Person during such times as Sellers or the Company owned, leased, occupied or operated such facilities.
  Notwithstanding  anything  else  in  this  Agreement   to   the
contrary, all representations and warranties with respect to environmental matters are set forth exclusively in this Section, and  all  other representations and warranties contained  in  any
other  Section  herein  shall  be  deemed  not  to  include   any
representations or warranty with respect to such matters.
   3.14.  CONTRACTS.
  (a)Set  forth on Schedule 3.14(a) is a list of each written  or oral contract, agreement, lease, indenture and evidence of indebtedness to which the Company is a party (the "Material Contracts") which involves outstanding, contingent, or continuing liability or obligation of or to the Company in connection with the Business and which
      (i)   involves
         (A)    a  guarantee or indemnity involving an obligation
      in excess of $500,000,
         (B)   a power of attorney,
         (C)   a sharing of payments or joint venture,
         (D) a sales agency, representation, distributorship or franchise arrangement which is not terminable on not more than 60 days notice without penalty,
         (E)   material restrictions on competition,
         (F)   collective bargaining or union representation,
         (G)   a payment obligation in excess of $500,000,
         (H) a material lease with an aggregate outstanding obligation in excess of $300,000, or
         (I) employment and consulting agreements to which the Company is a party, or
      (ii)   is  not  in  the ordinary course of business.   Such
   Schedule also lists (and included in the definition of Material Contracts) all non-government prime sales contracts with funded backlog over $500,000.
  (b)Each of the Material Contracts is a valid, binding and enforceable obligation of the Company and, to the knowledge of
Sellers,  the  other  parties thereto.  Except  as  indicated  on
Schedule 3.14(b),
      (i)   the Company is not, and
      (ii) to the knowledge of Sellers, no other party to a Material Contract is, in material default under or in material breach or violation of any Material Contract, and no event has occurred that, through the passage of time or the giving of notice, or both, would constitute a material default under any Material Contract, and neither the execution of this Agreement nor  the Closing hereunder do or will constitute or result in, such a material default, breach or violation, cause the acceleration of any obligation of any party thereto or the creation of a Lien upon any assets of the Business or the Shares, or require any party's consent or approval thereunder, or result in a material modification of any Material Contract.
   (c) Except as set forth in Schedule 3.14(c), to Sellers' knowledge, the Company has no material "offset obligations." For purposes hereof, the term "offset obligations" means any offset, counter trade or barter obligations arising under or relating to any contract in favor of any foreign government.
   (d)    Except  for  such agreements as may  be  set  forth  on
Schedule 3.14(a), the Company is not party to any agreements or understandings requiring a payment to any Person upon a change of control of the Company.
   (e)    True, correct and complete copies of all material terms
of such Material Contracts, if requested by Buyer, have been made available to Buyer.
   3.15.  GOVERNMENT CONTRACTS.
  Set forth on Schedule 3.15 is a list of each Government Contract with funded backlog in excess of $500,000.
  (a)Schedule  3.15(a) identifies each Government  Contract  with funded backlog in excess of $500,000 with respect to which, to Sellers' knowledge, as of the date hereof:
     (i)the Company is in material breach or with the passage  of time or the giving of notice, or both, the Company would be  in material breach;
     (ii)   the Company expects to recognize a loss at the  gross
  profit level (determined on a basis consistent with the Accounting Principles) in connection with such contract or any option thereof;
     (iii)   full   funding  (pursuant  to  multi-year   contract
  provisions) has not been established;
     (iv)   there  has  been  a  material  amendment  since   the
  June  30,  1999 Balance Sheet Date, other than in the  ordinary course of business;
     (v)the other party(ies) to the Government Contract are in material breach or with the passage of time or the giving of notice, or both, such other party(ies) would be in material breach; or
     (vi)   the  consent or approval of the other  party(ies)  to
  the Government Contract is required.
  (b)Except  as  set forth on Schedule 3.15(b), with  respect  to each Government Contract with funded backlog in excess of $500,000 and except for those matters which would not in the aggregate have a Material Adverse Effect:
     (i)to  the  Sellers' knowledge, there are no  audits  (other than those conducted in the ordinary course of business) being conducted by the U.S. Government, a prime contractor or any other party to such Government Contract;
     (ii)   except  to  the  extent  finally  resolved  (and  any
  liability  relating thereto paid or reflected on the  June  30,
  1999 Balance Sheet), neither Sellers nor the Company has received during the past two years:
       (A)any written cure notice or show cause notice (as defined in the Federal Acquisition Regulations Part 49) pursuant to applicable contract default provisions or notice of default;
       (B)any written contract termination, whether for default, convenience, cancellation or lack of funding or other reasons;
       (C)any written final decision or unilateral modification assessing a price reduction, penalty or claim for damages or other remedy;
       (D)any  written  claim  based on assertions  of  defective
     pricing   or   violations  of  government  cost   accounting
     standards or cost principles; or
       (E)any written request for an equitable adjustment of,  or claim concerning, such contracts by any of the Company's customers, subcontractors or suppliers;
     (iii)  except  to  the  extent  finally  resolved  (and  any liability  relating thereto paid or reflected on the  June  30,
  1999 Balance Sheet), neither Sellers nor the Company has, with respect to any Government Contracts, received any written notice of any investigation or enforcement proceeding of a criminal, civil or administrative nature by any investigative or  enforcement agency of any Government (including any qui tam action  brought under the Civil False Claims Act  alleging  any
  irregularity,  misstatement  or  omission  arising   under   or
  relating to any Government Contract);
     (iv) there exists no third party financing in the form of advance payments or assignments of funds.
  (c)Except as set forth on Schedule 3.15(c), neither the Company, nor to Sellers' knowledge, any of the Company's officers or  employees, is suspended or debarred from doing business  with
the   U.S.  Government  or  is  the  subject  of  a  finding   of
nonresponsibility   or   ineligibility   for   U.S.    Government
contracting   and,   to   Sellers'  knowledge,   there   are   no
circumstances that would warrant the institution of suspension or debarment proceedings against the Company or any of its officers or employees.
  (d)Except as set forth on Schedule 3.15(d) and except as  would not have a Material Adverse Effect:
      (i)   to Sellers' knowledge, neither the Company nor any of
   its  directors, officers, employees, consultants or agents  is
   or   during   the   past  two  years  has   been   under   any
   administrative, civil or criminal investigation or  indictment
   by   the   U.S.   Government  with  respect  to  any   alleged
   irregularity,  misstatement  or  omission  arising  under   or
   relating to any Government Contract or Bid, and
      (ii)   during  the past two years, neither the Company  nor
   any Affiliate of the Company has conducted or initiated any internal investigation or made a voluntary disclosure to the
   U.S.  Government  with  respect  to  any  allegation  of   any
   irregularity,  misstatement  or  omission  arising  under   or
   relating to a Government Contract or Bid.
  (e)Except as set forth on Schedule 3.15(e), and except for matters which would not have a Material Adverse Effect, there are not
      (i) any material claims pending or, to Sellers' knowledge, threatened against the Company, either by the U.S. Government or by any prime contractor, subcontractor, vendor or other Person, arising under or relating to any material Government Contract, and
      (ii)   any  pending  material disputes before  a  court  or
   administrative  agency  between  the  Company  and  the   U.S.
   Government  under  the  Contract Disputes  Act  or  any  other statute or regulation or between the Company and any prime contractor, subcontractor or vendor, arising under or relating to any Government Contract. Except as set forth on Schedule 3.15(e), subsequent to January 1, 1998, the Company in connection with the Business has not received any material draft or final post award audit report.
  (f)Except  as  set forth on Schedule 3.15(f),  and  except  for matters which, in the aggregate, would not have a Material Adverse Effect, to Sellers' knowledge, all material test and material inspection results provided by the Company to the U.S. Government or to any other Person pursuant to any material
Government Contract or as a part of the delivery to the U.S. Government or to any other Person pursuant to a material
Government Contract of any article designed, engineered or manufactured by the Company were complete and correct in all material respects as of the date so provided. Except as set forth in  the  Schedule 3.15(f), the Company has provided all  material test  and  inspection results to the U.S. Government  or  to  any other Person pursuant to a material Government Contract as required by U.S. law and the terms of the applicable material Government Contracts; and
  (g)To  Sellers'  knowledge,  with respect  to  each  and  every material Government Contract and material Bid, and, except as otherwise set forth in any Schedule referenced in this Section
3.15, (i) the Company has not received formal written notice of default or material breach; (ii) all material representations and certifications which have been, within the past two years, executed, acknowledged or set forth in or pertaining to such material Government Contract or material Bid in all material respects, are accurate and complete as of their effective date, and the Company has complied in all material respects with such representations and certifications including, without limitation, all such representations and certifications required by or relating to any and all Laws and the regulations and rules relating to the submission of progress payment requests;
  (h)Except  to the extent prohibited by the Industrial  Security
Manual  for Safeguarding Classified Information, Schedule 3.15(h)
sets  forth all facility security clearances held by the  Company and  to Sellers' knowledge, all personal security clearances held by any officer or employee of the Company;
  (i)To Sellers' knowledge, the Company's cost accounting and procurement systems with respect to Government Contracts have been approved and no CAS non-compliance notices have been or are issued, pending or threatened;
  (j)The Company, to the knowledge of Sellers', has no current advance agreements with its customers for the allocation and reimbursement of independent research and development expenses.
  (k)True,  correct and complete copies of all material terms  of such Government Contracts, if requested by Buyer, have been made available to Buyer.
  Notwithstanding  anything  else  in  this  Agreement   to   the
contrary, all representations and warranties with respect to Government Contracts and Bids are set forth exclusively in this Section and all other representations and warranties contained in any other Section herein shall be deemed not to include any representations or warranty with respect to such matters, except for such representations and warranties which expressly refer to Government Contracts or Bids.
   3.16.  INTELLECTUAL PROPERTY.
  (a)Schedule   3.16(a)  contains  a  list  of   all   registered
trademarks, service marks, copyrights and patents, and all applications therefor, included in the Intellectual Property, specifying as to each, as applicable:
      (i)   the nature of such Intellectual Property;
      (ii)  the owner of such Intellectual Property; and
      (iii)  the  jurisdictions by or in which such  Intellectual
   Property has been issued or registered or in which an application for such issuance or registration has been filed, including the respective registration or application numbers.
  Schedule 3.16(a) contains a list of all material licenses, sublicenses and other agreements as to which the Company in connection with the Business is a party and pursuant to which any
Person  is  authorized to use the Intellectual  Property  or  any other material rights of the Company with respect to intellectual property.
  Any  Intellectual  Property described on  Schedule  2.9(a)(iii)
which is material to the operation of the Business as presently conducted will be licensed to the Company without charge pursuant
to  the  license agreement set forth on Exhibit  F  hereto.   The
Company's failure to own any of the Intellectual Property described on Schedule 2.9(a)(iii) after the Closing Date will not result in the Company's loss of any current material royalties or other  current material revenue, other than revenues  related  to the Comtrak Business, that the Company would otherwise have derived by reason of its ownership of such Intellectual Property.
  (b)To    Sellers'   knowledge,   except   as    disclosed    on
Schedule 3.16(b), and except for matters which, in the aggregate, would not have a Material Adverse Effect,
      (i)   since June 30, 1996, there has been no material claim
   made against the Company asserting the invalidity, misuse or unenforceability of any of the Intellectual Property, nor have there been, since such date, any actions or other judicial or adversarial proceedings involving the Company concerning the Intellectual Property, nor is any such action or proceeding threatened,
      (ii) there are no material current infringements or misappropriations of any of the Intellectual Property, and
      (iii) since June 30, 1996, the Company has not infringed or misappropriated any intellectual property or proprietary right of any other person, and there are no currently existing material Liens effecting the Intellectual Property (except as otherwise expressly disclosed in Section 3.5) and the Company has the right and authority to use each material item of Intellectual Property in connection with the conduct of the Business in the manner presently conducted.
   3.17.  LABOR MATTERS.
  (a)Schedule   3.17(a)   is  a  listing   of   each   collective
bargaining, representation or similar agreement or arrangement to which the Company is a party or by which it is bound in connection with the Business. True, correct and complete copies of all of the agreements listed on Schedule 3.17(a) have been previously delivered to Buyer.
  (b)Except as set forth on Schedule 3.17(b):
     (i)There  is no currently pending charge before the National
  Labor  Relations Board (or any counterpart state  agency)  that the Company has engaged in any unfair labor practice;
     (ii) There is no labor strike, dispute, slowdown, or stoppage pending or, to the knowledge of Sellers, threatened against the Company;
     (iii) No collective bargaining agreement is currently being negotiated and, to the knowledge of Sellers, no organizing effort  is  currently being made with respect to the  Company's employees;
     (iv)   To  the  knowledge of Sellers, no current  or  former
  employee of the Company has any valid claim against the Company on account of or for
        (A)overtime pay, other than overtime pay for the  current
      payroll period,
        (B)wages  or  salary (excluding current  bonus,  accruals
      and  amounts  accruing  under  pension  and  profit-sharing plans)  for  any  period  other than  the  current  payroll period,
        (C)vacation, time off or pay in lieu of vacation or  time
      off,  other than as may be accrued on the books and records of the Company in accordance with the Accounting Principles or earned in respect of the current fiscal year, or
        (D)any violation of any Law relating to minimum wages or maximum hours of work, except to the extent that any of the foregoing is reflected on the June 30, 1999 Balance Sheet;
      and
     (v)To  the knowledge of Sellers, there is no basis for which a material claim may be made against the Company under any collective bargaining agreement to which the Company is a party.
  (c)The  Company has provided Buyer with a list of all employees of  the Company employed in the operation of the Business  as  of the  date  indicated thereon, with their respective  job  titles,
dates  of  employment  and  rates of compensation.   To  Sellers'
knowledge, and except as otherwise disclosed herein, the  Company has  complied and is presently complying in all material respects with  all  applicable Laws respecting employment  and  employment practices,  terms  and  conditions of employment  and  wages  and hours,  and there is no charge or complaint actually pending  or, to  the  knowledge  of  Sellers, threatened against  the  Company
before  the  Equal  Employment  Opportunity  Commission  or   the
Department  of  Labor, or any state or local  agency  of  similar jurisdiction.
   3.18.  EMPLOYEE BENEFIT MATTERS.
  (a)Except  as  set forth on Schedule 3.18(a), the Company  does not  have  outstanding  and  is not a  party  to  or  subject  to liability under any agreement, arrangement, plan, or policy, whether or not considered legally binding, that involves
      (i)     any  pension,  retirement,  deferred  compensation,
   bonus,  stock  option,  stock purchase,  health,  welfare,  or incentive plan, or
      (ii) welfare or "fringe" benefits, including without limitation vacation, severance, disability, medical, dental, life  and other insurance, tuition reimbursement plan, company car, club dues, sick leave or family leave, or other benefits (Sections 3.18(a)(i) and (ii) together the "Plans" and each item  thereunder a "Plan").  True, correct and complete copies of  all  documents  creating or evidencing any  material  Plan listed on Schedule 3.18(a) have been made available to Buyer.
  (b)Except as set forth on Schedule 3.18(b), each Plan has been administered in material compliance with its terms and, to the extent  applicable, with the Employee Retirement Income  Security
Act  of  1974,  as amended or other Law applicable to  any  Plan.
Each  Plan  that is intended to qualify under Section  401(a)  or
Section   501(c)(9)  of  the  Code  has  received   a   favorable
determination letter from the Internal Revenue Service (a copy of which has been provided to Buyer) and related trusts have been determined to be exempt from taxation under Section 501(a) of the
Code. Nothing has occurred that would cause and no action or proceeding is pending or threatened which, to the knowledge of
Sellers,   could  result  in  the  loss  of  such  exemption   or
qualification.
  (c)No  Plan  is  a  multiemployer plan (as defined  in  Section
3(37)  of ERISA) and the Company has not contributed to nor  ever has been obligated to contribute to any multiemployer plan.
  (d)There have been no prohibited transactions within the meaning of Sections 406 or 407 of ERISA or Section 4975 of the
Code  for which a statutory or administrative exemption does  not exist with respect to any Plan. Except as set forth on Schedule 3.18(d), no reportable event within the meaning of Section 4043 of ERISA (other than those for which reporting is waived) has occurred with respect to any Plan. With respect to each Plan, all payments due from the Company to date have been made and all amounts properly accrued to date as liabilities of Company which have  not  been paid have been properly recorded on the books  of the Company and are reflected on the June 30, 1999 Balance Sheet.
  (e)Except  as  specified on Schedule 3.18(e), no Plan  provides
benefits,   including,  without  limitation,  death  or   medical
benefits  (whether  or not insured) with respect  to  current  or former employees of the Company beyond their retirement or other termination of services other than:
      (i)    continuation coverage mandated by Section  4980B  of
the Code;
      (ii) death or pension benefits under any Plan that is an employee pension benefit plan;
      (iii) deferred compensation benefits accrued as liabilities on  the  books  of  Seller (including the June 30,  1999  Balance
Sheet);
      (iv) disability benefits under any Plan that is an employee welfare benefit plan and which have been fully provided for by insurance or otherwise; or
     (v)   benefits in the nature of severance pay.
  No tax under Section 4980B of the Code has been incurred in respect of a Plan that is a group health plan as defined in
Section 5000(b)(1) of the Code.
  (f)There has been no act or omission by Company or any of Sellers with regard to the Plans that has given rise to any fines,  penalties, taxes or related charges under Section 502(c),
Section 4071 of ERISA or Chapter 43 of the Code.
  (g)Except as set forth on Schedule 3.18(g), there are no negotiations, demands or proposals that are pending or have been made  which concern matters now covered, or that would be covered by any Plan.
  (h)Except as set forth on Schedule 3.18(h), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) result in any severance, termination or other payment becoming due to any former or current employee of the Company or any of its Affiliates or cause an increase in the amount of compensation due to any such employee or former employee; or (ii) increase or affect the calculation of the amount of any benefits otherwise payable under any Plan or result in any acceleration of the time of payment or vesting of any such benefits.
   3.19.  PRODUCT LIABILITY.
  Except  as described on Schedule 3.19, or as reflected  on  the
June 30, 1999 Balance Sheet, or to the extent finally resolved or to  the extent of product warranty claims arising in the ordinary course of business since June 30, 1997, no material claim or allegation of personal injury, death, or property or economic damages, claim for punitive or exemplary damages, claim for contribution or indemnification, or claim for injunctive relief in  connection with any product manufactured, sold or distributed by the Business has been asserted in writing against the Company.
   3.20.  GOVERNMENTAL APPROVALS AND FILINGS.
  None  of the Sellers nor the Company is required to obtain  any
approval,   consent,  or  authorization  of,  or  to   make   any
declaration  or  filing  with,  any  Government  for  the   valid
execution  and delivery of this Agreement or any other  agreement to  be  delivered hereunder, the purchase and sale of the Shares, or the performance or consummation of the respective transactions contemplated hereby or thereby except for
  (a)compliance with the applicable provisions of HSR,
  (b)compliance with the Exon-Florio Amendment, if required,
  (c)any necessary approvals of the U.S. Government relating to Government Contracts as listed on Schedule 3.15(a),
  (d)other approvals set forth on Schedule 3.20, and
  (e)any other requirements (excluding approvals of the U.S. Government) as would not prohibit or materially affect the
completion  of  the  transactions  contemplated  hereby  or   the
operation of the Business following the Closing.
   3.21.  BROKERS, FINDERS.
  Except  as  set  forth  on Schedule 3.21,  no  finder,  broker, agent, or other intermediary, acting on behalf of Sellers or the Company, is entitled to a commission, fee or other compensation in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.
   3.22.  CERTAIN UNLAWFUL PRACTICES
  To  the  knowledge  of Sellers, and except  for  matters  which would  not, in the aggregate, have a Material Adverse Effect,  in the  three year period preceding the date hereof, the Company has not  nor has any officer, employee or agent of the Company acting with respect to the Business, nor has any person acting on any of
their   behalf  with  respect  to  the  Business,   directly   or
indirectly, given or agreed to give any material gift or similar benefit to any customer, supplier, competitor or governmental employee or official or has engaged in any other practice (including, but not limited to, violation of any antitrust law)
or  received or retained any such gift or similar benefit,  which in any case would subject the Company to damage or penalty in any civil, criminal or Governmental litigation or proceeding or which
would   be  grounds  for  termination  or  modification  of   any
Government Contract or any other Material Contract.
   3.23.  BANK ACCOUNTS
   Schedule 3.23 contains an accurate and complete list of (i) the names and addresses of each bank in which the Company has an account; (ii) the account numbers of such accounts; and (iii) the authorized signatories on each such account.

   3.24.  INSURANCE
  Schedule 3.24 lists each insurance policy, not otherwise listed on Schedule 3.18(a), held by ESCO with respect to the Company, each of which will be terminated with respect to the Company on or after the Closing Date. To the knowledge of Sellers', there remains no outstanding written requirements or recommendations of any governmental authority pertaining to any material repairs or other material work to be done on or with respect to any of the Company's properties. To the knowledge of Sellers', there remains no outstanding written requirements of any insurance company pertaining to any material repairs or other material work to be done on or with respect to any of the Company's properties, with respect to such repairs or work such insurance company has stated in writing its intention to cancel the insurance coverage, or raise its premium amount with respect thereto, if such repairs or work are not completed by the Company.
   3.25.  BACK CHARGES, REBATES, ETC.
  To the knowledge of Sellers, except for matters which are disclosed in the Financial Statements, with respect to all Material Contracts, Schedule 3.25 lists all material outstanding claims by customers for back charges, rebates, price reductions or settlements, or for breaches of product or service warranties, or for product liability for products manufactured or sold as of the date hereof.
   3.26.  QUOTE LOG.
  Included on Schedule 3.26 is the quote log of the Company as of the date indicated thereon, which quote log contains a list as of such date of all quotes issued by the Company since the beginning of the Company's then current fiscal year.
   3.27.  SALES TAX REFUND EXPENSES.
   To Seller's knowledge, there are no material out-of-pocket expenses that Buyer or the Company will incur in connection with pursuing the sales/use tax refund claim described on Schedule 2.9(a)(iv).

   3.28.  YEAR 2000 PLAN
   The Company has a Year 2000 plan in place that includes (i) an assessment of all information technology systems used by the Company; and (ii) contingency arrangements for non-compliance with the plan or the failure of suppliers, customers or other third parties having business relationships with the Company to adequately address Year 2000 requirements. The Company has, to the Sellers' knowledge, taken reasonable measures to assure that the Company's information technology is (or will be by the Closing Date) Year 2000 compliant.

                           ARTICLE IV.
             REPRESENTATIONS AND WARRANTIES OF BUYER

  Buyer hereby makes the following representations and warranties to Sellers, each of which is accurate on the date hereof and will be accurate as of the Closing Date:
   4.1.AUTHORIZATION.
  Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Missouri. Buyer has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. This Agreement and all other agreements herein contemplated to be executed by Buyer has been (or will be prior to the Closing) authorized by all necessary action, corporate or otherwise, by the Buyer.
   4.2.INVESTMENT REPRESENTATION.
  Buyer is acquiring the Shares for its own account, for investment and without any view to resale or distribution of the Shares or any portion thereof.
   4.3.GOVERNMENTAL APPROVALS AND FILINGS.
  Except for compliance with the applicable provisions of the HSR and, if required, any applicable provisions of Sec. 721 of Title VII of the Defense Production Act of 1950, as amended (50 U.S.C. App. 2170) (the "Exon-Florio Amendment"), and any other requirements (excluding approvals of the U.S. Government) as would not prohibit or materially affect the completion of the transactions contemplated hereby, Buyer is not required to obtain any approval, consent, or authorization of, or to make any declaration or filing with, any Government for the valid execution and delivery of this Agreement or any other agreement to be delivered hereunder, the purchase and sale of the Shares, or the performance or consummation of the respective transactions contemplated hereby or thereby.
   4.4.BROKERS, FINDERS.
  Except as set forth on Schedule 4.4, no finder, broker, agent, or other intermediary, acting on behalf of Buyer, is entitled to a commission, fee or other compensation in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.
   4.5.FINANCING.
  Buyer has delivered to Seller true, correct and complete copies of its Commitment Letter (excluding the Fee Letter portion thereof) and Summary of Indicative Terms and Conditions (excluding the fee portion thereof) (collectively, the "Commitment") pertaining to its proposed $145,000,000 senior secured credit facility which will be syndicated through Bank of America, N.A. and Banc of America Securities, L.L.C. (the "BOA Credit Facility"). Buyer has no knowledge that there are any factors (other than the conditions set forth in the Commitment) which would preclude the successful consummation of the BOA Credit Facility. Buyer shall cooperate with the syndicate of lending institutions and use its best efforts to obtain the BOA Credit Facility upon substantially the terms set forth in the Commitment.
   4.6.WARN ACT.
  Buyer does not currently contemplate taking any action after Closing which would require notification under the Worker Adjustment and Retraining Notification Act of 1988 to have been given on or prior to the Closing Date or which would create any material liability to the Sellers or any of their Affiliates thereunder.
   4.7.INVESTIGATION BY BUYER.
  Buyer has conducted its own independent review and analysis of the business, operations, technology, assets, liabilities, results of operations, financial condition and prospects of the Company and acknowledges that Sellers have provided Buyer with access to the personnel, properties, premises and records of the Company for this purpose. Buyer acknowledges that neither of the Sellers nor the Company nor any of their Affiliates, directors, officers, employees, agents or representatives makes or has made any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Buyer, except as and only to the extent expressly set forth herein with respect to such representations and warranties and subject to the limitations and restrictions contained in this Agreement.
                           ARTICLE V.
                CONDITIONS TO BUYER'S OBLIGATIONS

  The  obligations of Buyer at Closing shall be  subject  to  the satisfaction, at or prior to the Closing, of each of the following conditions (unless waived in writing by Buyer):
   5.1.REPRESENTATIONS AND WARRANTIES.
  Sellers' representations and warranties set forth in Article III shall have been true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date and as of the Effective Time as though such representations and warranties were made at and as of such date and time, without giving effect to modifications to the Schedules to this Agreement which are delivered by Sellers to Buyer on or before the Closing Date, provided that upon completion of Closing and payment of the Purchase Price by Buyer, such modifications to the Schedules also shall be effective under this Section 5.1 and fulfillment of this condition shall be deemed effected.
   5.2.PERFORMANCE OF AGREEMENT.
  Sellers and the Company shall have fully performed and complied with all covenants, conditions, and other obligations under this Agreement to be performed or complied with by them at or prior to Closing.
   5.3.APPROVALS.
  All required consents and approvals from Governments and under Material Contracts shall have been obtained and all waiting periods required by Law shall have expired.
   5.4.NO ADVERSE PROCEEDING.
  No action shall have been instituted by a third party and remain pending before a grand jury or court or other Government entity
  (a)for the purpose of enjoining or preventing the consummation of this Agreement or any of the transactions contemplated hereby, or
  (b)which claims that this Agreement, such transactions, or their consummation, is illegal.
   5.5.CERTIFICATE.
  Sellers shall have delivered to Buyer at Closing a certificate of each of the Sellers, dated the Closing Date, and in a form reasonably acceptable to Buyer, to the effect that the conditions set forth in Sections 5.1 through 5.4 have been satisfied, after giving full effect to all modifications to the Schedules to this Agreement which are delivered by Sellers to Buyer on or before the Closing Date.
   5.6.RESIGNATIONS.
  Sellers shall have delivered to Buyer at Closing the resignations, effective as of the Closing Date, of the officers of the Company listed on Schedule 5.6 and of all directors of the Company from all positions held with the Company.
   5.7.OPINION OF COUNSEL FOR SELLERS.
  Buyer shall have received an opinion of counsel for the Sellers addressed to Buyer and dated the Closing Date, in
substantially  the  form  attached  at  Exhibit  D  hereto.    In
rendering such opinion, counsel may rely upon certificates of public officials and upon certificates of officers of the Sellers as to factual matters and on opinions of other counsel of good standing, whom such counsel believes to be reliable.
   5.8.GOOD STANDING CERTIFICATES.
  Sellers shall have delivered to Buyer certificates of good standing of the Company from the Secretaries of State of the following jurisdictions: Delaware, Missouri and Florida.
   5.9.BANK OF AMERICA FINANCING
   Buyer shall have closed on and received the proceeds of the BOA Credit Facility upon substantially the terms set forth in the Commitment.

   5.10. LICENSE.
   Sellers shall have delivered to Company an executed license agreement in the form of Exhibit F attached hereto.

                           ARTICLE VI.
               CONDITIONS TO SELLERS' OBLIGATIONS

  The obligations of Sellers at Closing shall be subject to the satisfaction, at or prior to the Closing, of the following conditions (unless waived in writing by Sellers):
   6.1.REPRESENTATIONS AND WARRANTIES.
  Buyer's representations and warranties set forth in Article IV shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Time as though such representations and warranties were made at and as of such date and time.
   6.2.PERFORMANCE OF AGREEMENT.
  Buyer shall have fully performed and complied with all covenants, conditions and other obligations under this Agreement to be performed or complied with by it at or prior to the Closing.
   6.3.APPROVALS.
  All required consents and approvals from Governments, under Material Contracts and from Sellers' lenders shall have been obtained  and  all  waiting periods required by  Law  shall  have expired.
   6.4.NO ADVERSE PROCEEDING.
  No action shall have been instituted by a third party and remain pending before a grand jury or court or other Government entity
  (a)for the purpose of enjoining or preventing the consummation of this Agreement or any of the transactions contemplated hereby, or
  (b)which claims that this Agreement, such transactions, or their consummation, is illegal.
   6.5.CERTIFICATE.
  Buyer shall have delivered to Sellers at the Closing a certificate of Buyer executed by an executive officer of Buyer, dated the Closing Date and in a form reasonable acceptable to the Sellers, to the effect that the conditions set forth in Sections
6.1 through 6.4 have been satisfied.
   6.6.TRANSITION SERVICES AGREEMENT.
  (a)The Sellers and the Company shall have entered into a Transition Services Agreement, substantially in the form of Exhibit C hereto (the "Transition Services Agreement"), pursuant to which the parties thereto shall agree to provide the services described therein following the Closing, on the terms and subject to the conditions set forth therein.
  (b)The Transition Services Agreement is intended to ensure that the separation of the Business from the other operations of the Sellers and their Affiliates, and the transfer of the Business to the Buyer, will be accomplished without unnecessary disruption of the operations of any of the affected parties, and to confirm that the services and cooperation from each such Party which is required in this regard will be provided without interruption and on commercially reasonable terms. The Parties shall cooperate in finalizing the detailed terms of the Transition Services Agreement in order to accomplish these purposes for their mutual benefit.
   6.7.GOVERNMENT CONTRACT GUARANTEES; LOCS/ BONDS.
  (a)Prior  to  Closing,  Buyer and Sellers  shall  cooperate  in requesting  the  beneficiaries of  the  guarantees  described  on
Schedule 6.7(a), which have been issued by Sellers in respect of Government Contracts ("Government Contract Guarantees"), to accept guarantees of Buyer (or, with the consent of Sellers, guarantees of one of its Affiliates or other Person) on substantially the same terms, and to cause Sellers to be released from all liability under the Government Contract Guarantees. Any costs incurred in arranging for such substitution and release shall be paid by the Buyer.
  (b)Prior to Closing, Buyer and Sellers shall cooperate in requesting the beneficiaries of the letters of credit and bonds described on Schedule 6.7(b), which have been issued to secure the performance of the Company in respect of contracts and other obligations of the Company ("LOCs/Bonds") to accept letters of credit and bonds issued or secured by Buyer, at its cost, on substantially the same terms, and to cause Sellers to be released from all liability under the LOCs/Bonds.
  (c)Sellers' release from the Government Contract Guarantees and all LOCs/Bonds, effected in a manner satisfactory to Sellers in their sole discretion, is a condition to the obligations of Seller at Closing.
   6.8.EMERSON GUARANTEES.
  Prior to Closing, Buyer and Sellers shall cooperate in requesting the U.S. Government to accept the guarantee of Buyer (or, with the consent of Emerson, guarantees of one of its Affiliates or other Person) in replacement of the guarantees which have been issued by Emerson ("Emerson Guarantees") in connection with the Government Contracts described on Schedule
6.8 on substantially the same terms, and to cause Emerson to be released from all liability under the Emerson Guarantees. Any costs incurred in arranging for such substitution and release shall be paid by the Buyer. Emerson's release from the Emerson Guarantees, effected in a manner satisfactory to Sellers in their sole discretion, is a condition to the obligations of Sellers at Closing.
   6.9.OPINION OF COUNSEL FOR BUYER.
  Sellers shall have received an opinion of counsel for the Buyer addressed to Sellers and dated the Closing Date, in substantially the form attached at Exhibit E hereto. In rendering such opinion, counsel may rely upon certificates of public officials and upon certificates of officers of the Buyer as to factual matters and on opinions of other counsel of good standing, whom such counsel believes to be reliable.
   6.10.  GOOD STANDING CERTIFICATES.
  Buyer shall have delivered to Sellers certificates of good standing from the Secretary of State of Missouri.
                          ARTICLE VII.
               ADDITIONAL COVENANTS OF THE PARTIES

   7.1.CONDUCT OF BUSINESS BEFORE CLOSING.
  Until the Closing, Sellers shall
  (a)cause the Company to operate the Business in the ordinary course of business, except for such acts which are otherwise permitted under this Agreement, including without limitation those provided in Sections 2.7 to 2.10,
  (b)not take or permit the Company to take any action which would require a material change to the disclosures of Sellers pursuant to subsections 3.10(b) through 3.10(f) (including, if material, an addition to or deletion from the disclosures set forth in such subsections), without the prior written consent of Buyer, and
  (c)not   permit   the  Company  to  amend   its   Articles   of
Incorporation or Bylaws.
  Further, until the Closing, and except as would not have a Material Adverse Effect, Sellers agree to cause the Company to use its reasonable efforts to preserve intact its present business organization, keep available the services of its employees, preserve its relationships with customers, suppliers and others having business dealings with it, and maintain its tangible assets and properties in at least their current condition and repair, reasonable wear and tear excepted.
   7.2.ACCESS TO RECORDS.
  (a)Until the Closing, Sellers shall cause the Company to afford to authorized representatives of Buyer reasonable access during normal business hours to all personnel, premises, properties, books, records and data of the Company and Sellers but only insofar as they relate to the operations of the Business. In particular with respect to Taxes, to the extent such documents relate solely to the Business, Sellers shall provide to representatives of Buyer access to all federal and state income and franchise Tax Returns, and other written correspondence filed or submitted by the Company with or to the relative taxing authorities with respect to all periods to which the applicable statute of limitations remain open, and will produce for Buyer's inspection all sales, use, property and other tax and information returns filed by the Company.
  (b)From and after the Closing, Buyer shall cause the Company upon reasonable notice to afford to authorized representatives of Sellers reasonable access during normal business hours to such books, records and personnel of the Company as the Sellers may reasonably require
      (i) to determine any matter relating to their rights and obligations hereunder or to any period ending on or before the Closing Date, or
      (ii) to prosecute or defend any litigation or investigation by any Government or any Third Person (including without limitation Tax audits).
  (c)Upon Sellers' reasonable request from time to time after Closing, Buyer shall cause the Company upon reasonable notice to afford to authorized representatives of Sellers reasonable access during normal business hours to
      (i) any books, records, documents and information relating to the human resource services performed by the Company on behalf of the Sellers and their Affiliates prior to the Closing Date, including payroll records, employee files, benefit files, workers compensation records and any other documentation relating to the current or former employees of Sellers or any of their Affiliates, and
      (ii)    any  books,  records,  documents  and  information,
   including any financial records, relating to Sellers, their Affiliates, their businesses, the Excluded Assets or the Excluded Liabilities.
  (d)Upon Buyer's reasonable request from time to time after Closing, Sellers shall, upon reasonable notice, afford authorized representatives of the Buyer and the Company reasonable access during normal business hours to any books, records, documents and information, including any financial records in Sellers' possession or under Sellers' control relating solely to the Company, the Business, the Additional Assets and the Additional Liabilities or otherwise relating to Buyer's rights and obligations hereunder or any other obligations of the Company after the date hereof.
  (e)Notwithstanding the foregoing, such books and records in the possession of one Party but existing solely with respect to the other Party shall be transferred at such other Party's request.
  (f)Notwithstanding the foregoing, such access and information shall only be given upon reasonable prior notice to the other Party, and neither Party shall, by virtue of the obligations set forth herein, be required to take any actions which would:
      (i) unreasonably interfere with the operations of their respective businesses;
      (ii) grant access to any of their proprietary, confidential or classified information; or
      (iii)   violate  any  Law,  Material  Contract   or   other
   obligation  of  either  of  the Parties  or  their  respective
   Affiliates.
   7.3.HSR FILING.
   The Parties shall cooperate with one another
  (a)in determining whether an HSR filing is required in connection with the transactions contemplated by this Agreement, and
  (b)in making any such filing and furnishing information required in connection therewith. The filing fee for any such HSR filing shall be paid by Buyer.
   7.4.EXON-FLORIO AMENDMENT.
  If required, Buyer and Sellers agree to use their best efforts to compile and provide the information and documentation necessary for filing a joint Exon-Florio Amendment notification with the Committee on Foreign Investment in the United States, as promptly as practicable after the date hereof. Sellers shall, and shall cause Company to, use all reasonable efforts to initiate and obtain national interest determinations ("NID(s)") from each of the Company customers that hold contracts requiring access to "proscribed" classified information. Buyer agrees to use all reasonable efforts to advise and assist in obtaining these NID(s).
   7.5.PUBLIC ANNOUNCEMENTS; CONFIDENTIALITY.
  (a)Neither  Party  to  this Agreement  shall  issue  any  press release or make any public statement with respect to the terms hereof or the transactions contemplated hereby without the prior written consent of the other Party, except as required by Law or by the rules and regulations of any national securities exchange on which the securities of a Party is listed.
  (b)Buyer's obligations under the Confidentiality Agreement dated September 15, 1998 between Buyer and J.P. Morgan Securities, Inc. as agent for Sellers ("Confidentiality Agreement") remain in full force and effect; provided, however, that, effective upon the Closing, the Confidentiality Agreement shall terminate with respect to information relating to the Business transferred hereunder.
  (c)After the Closing, Buyer shall keep confidential, and cause its Affiliates and instruct its and their officers, directors, employees and advisors to keep confidential, all information relating to Sellers, their Affiliates and their respective business and personnel, except as required by Law or administrative process and except for information which is available to the public on the Closing Date, or thereafter becomes available to the public other than as a result of a breach of this Section.
  (d)After the Closing, Sellers shall keep confidential, and cause their Affiliates and instruct its and their officers, directors, employees and advisors to keep confidential, all information relating to the Business, the Buyer and the Buyer's
Affiliates, except as required by Law or administrative process and except for information which is available to the public on the Closing Date, or thereafter becomes available to the public other than as a result of a breach of this Section.
  (e)If either of the Sellers or Buyer shall determine that it may be required by Law or administrative process to make a disclosure otherwise prohibited by this Section, it shall promptly so advise the other Party and shall cooperate with such other Party and take such actions as shall be reasonably requested by such other Party in order to prevent or limit such required disclosure.
   7.6.FURTHER ASSURANCES.
  From and after the Closing, the Parties shall do such acts and execute such documents and instruments as may be reasonably required to make effective the transactions contemplated hereby. In the event that consents, approvals, other authorizations or other acts contemplated by this Agreement have not been fully effected as of Closing, the Parties will continue after the Closing, without further consideration, to use their best efforts to carry out such transactions; provided, however, in the event that certain approvals, consents or other necessary documentation cannot be secured, then the Party having legal responsibility, ownership or control shall act on behalf of the other Party, without further consideration, to effect the essential intention of the Parties with respect to the transactions contemplated by this Agreement.
   7.7.KNOWLEDGE OF BREACH;CURRENT INFORMATION.
  (a)If, at any time prior to Closing, Buyer obtains knowledge of any facts, circumstances or situation which constitute a breach, or if known to Sellers would constitute such a breach, or will with the passage of time or the giving of notice constitute a breach, of any representation, warranty or covenant of Sellers hereunder or a failure of any conditions to Buyer's obligations under this Agreement or the Schedules and Exhibits hereto, Buyer shall give Sellers prompt notice thereof and provide Sellers a reasonable opportunity to cure such breach or satisfy such condition. If Buyer fails to provide Sellers with notice of such breach within the earlier of ten business days after discovery thereof or the Closing Date, Buyer shall be precluded from seeking indemnification with respect to such breach under Article VIII hereto.
  (b)Sellers shall advise Buyer in writing promptly, but in any event prior to the Closing, of the occurrence of any event known to the Sellers which renders any of Sellers' representations or warranties set forth herein inaccurate in any material respect or the awareness of Sellers that any representation or warranty set forth herein was not accurate in all material respects when made. Between the date hereof and the Closing Date, Sellers will also provide Buyer promptly upon becoming available, copies of all monthly financial reports normally prepared by the Company. If, to the knowledge of Sellers, any of the information disclosed on any Schedules hereto is incorrect (except for matters which, in the aggregate, would not have a Material Adverse Effect), Sellers shall promptly prepare and deliver to Buyer updated Schedules at any time after the date hereof, but prior to the Closing.
   7.8.TAX MATTERS.
  (a)For purposes of this Section, the following terms have the following meanings:
     "Seller Group" means, with respect to federal income Taxes, the affiliated group of corporations (as defined in Section 1504(a) of the Code) of which either of the Sellers is a member and, with respect to state or local income or franchise Taxes, the consolidated, combined or unitary group of which either of the Sellers or any of their Affiliates is a member.
     "Tax Asset" means any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction, claim for refund or any other credit or tax attribute which could reduce Taxes (including, without limitation, deductions and credits related to alternative minimum Taxes), provided, however, that such term shall not include the Tax basis of the Shares of the Company.
  (b)Sellers will prepare and file, or cause to be prepared and filed, all Tax Returns for the Company required to be filed with the appropriate United States, state, local and foreign governmental entities for any taxable period of the Company that ends on or before the Closing Date (the "Pre-Closing Tax Period"). Sellers will prepare and, if required to do so by applicable law, deliver to Buyer for signing and filing any Tax Returns of the Company with respect to any Pre-Closing Tax Period (including any short period) that have not been filed prior to the Closing Date. Sellers will pay all Taxes required to be paid with respect to any such Tax Returns to the extent not reflected on the Closing Financial Statements.
  (c)Except as otherwise provided in Section 7.8(b) or (d), Buyer will prepare and file, or caused to be prepared and filed, all Tax Returns for the Company that are required to be filed with the appropriate United States, state, local and foreign governmental entities for all periods as to which such Tax Returns are due after the Closing Date. Buyer will pay, or cause to be paid, all Taxes required to be paid with respect to such Tax Returns.
  (d)With  respect  to  any taxable period that  would  otherwise include but not end on the Closing Date, to the extent permissible pursuant to applicable law, Sellers will, and Buyer will cause the Company to, take all steps as are or may be reasonably necessary, including, without limitation, the filing of elections or returns with applicable taxing authorities, to cause such period to end on the Closing Date. In any case where applicable law does not permit the Company to close its taxable year on the Closing Date, then Taxes, if any, attributable to the taxable period of the Company that includes the Closing Date shall be allocated to Sellers for that portion of the taxable period up to and including the Closing Date and to the Buyer for the portion of the taxable period subsequent to the Closing Date.
  (e)In order to assist Sellers in the preparation of all Tax Returns that Sellers are required to prepare pursuant to Section 7.8(b), Buyer will prepare, or cause the Company to prepare, and deliver to Sellers, within 90 days following the relevant taxable period, standard Federal and state tax return data gathering packages relating to the Company. In addition to providing such packages, Buyer will promptly provide, or cause to be provided, to Sellers such other information as Sellers may reasonably request (including access to books, records and personnel) in order for the operations of the Company to be properly reported in such Tax Returns, for the preparation for any Tax audit or for the prosecution or defense of any claims, suit or proceeding relating to Taxes.
  (f)With respect to any Tax Return of the Company required to be filed by either Buyer or the Company after the Closing Date for a taxable period that ends on or before the Closing Date or includes the Closing Date (whether or not such taxable period ends on the Closing Date as provided in Section 7.8(d)), Buyer shall provide Sellers and their authorized representatives with copies of such completed Tax Return at least 15 days prior to the due date for filing of such Tax Return, and Sellers and their authorized representatives shall have the right to review such Tax Return prior to the filing thereof. Buyer and Sellers agree to consult and resolve in good faith any issues arising as a result of the review of such Tax Return by Sellers or their authorized representatives prior to the filing of such Tax Return and do mutually consent to the filing of such Tax Return.
  (g)Other than to the extent required by Law, Buyer covenants that it will not cause or permit the Company or any Affiliate of Buyer to amend any Tax Return or take any Tax position on any Tax Return, take any action, omit to take any action or enter into any transaction that results in any material increased tax liability or material reduction of any Tax Asset of Sellers or the Seller Group in respect of any Pre-Closing Tax Period. Other than to the extent required by Law, Sellers covenant that they will not cause or permit the Company or any Affiliate of Sellers to amend any Tax Return or take any Tax position on any Tax Return, take any action or enter into any transaction that results in any material increased tax liability or material reduction of any Tax Asset of Buyer or the Company in respect of any Post-Closing Tax Period.
  (h)If, with respect to a Tax Return required to be filed by the Company, Sellers reasonably determine that the Company is entitled to file a claim for refund or an amended Tax Return with respect to a Pre-Closing Tax Period, Buyer shall, upon Sellers' reasonable request and at Sellers' reasonable expense, cause the Company to file all such claims or amended Tax Returns. Buyer shall cooperate with Sellers at Sellers' reasonable expense to secure claims for refunds pending as of the Closing Date, excluding, however, actions in connection with the refund described on Schedule 2.9(a)(iv), which matters will be diligently pursued by Buyer at Buyer's reasonable expense.
  (i)Buyer shall promptly pay or shall cause prompt payment to be made to Sellers of all refunds of Taxes and interest thereon received by, or credited against the Tax liability of Buyer, any Affiliate of Buyer, or the Company attributable to Taxes paid by Sellers, the Company or any Affiliate of Sellers with respect to any Pre-Closing Tax Period.
  (j)Buyer shall be solely liable for and shall pay all applicable sales, transfer, use, stamp, conveyance, value added, real property transfer, recording, stock transfer and other similar Taxes, if any, together with all recording or filing fees, notarial fees and other similar costs of Closing, that may be imposed upon, or payable, collectible or incurred in connection with any deemed sale of assets pursuant to any Section 338(h)(10) Election (including an election pursuant to Section 338(g) of the Code or a purported Section 338(h)(10) Election that is determined to be invalid or ineffective) or otherwise as a result of the transfer of the assets ("Transfer Taxes"). Notwithstanding the foregoing, Sellers shall include in their federal consolidated income Tax Return or separate state income Tax Return the income attributable to the deemed sale of assets pursuant to any Section 338(h)(10) Election or equivalent election under state law and any income Tax liability resulting therefrom.
   7.9.NONCOMPETITION; NONSOLICITATION.
  (a)For a period of five years from the Closing Date, neither of the Sellers nor any of their Affiliates shall engage in any business that directly competes anywhere in the world with the major product lines of the Company as of the Closing Date, which are described on Schedule 7.9(a) (the "Restricted Business"); provided that
      (i)   nothing herein shall prohibit
         (A) the acquisition by Sellers or any of their Affiliates of a Person having not more than 10% of its sales (based on its latest published annual audited financial statements) attributable to the Restricted Business, or
         (B) Sellers or their Affiliates (including the Comtrak Division) from continuing to produce and sell products sold as of the Closing Date or from producing and selling any extensions or modifications of such products, and
      (ii) the provisions of this paragraph shall automatically and immediately terminate upon the acquisition by a Person of a controlling interest in ESCO via an acquisition of the shares of ESCO, a merger of ESCO with or into such Person, an acquisition of all or substantially all of the ESCO's assets or any similar transaction, if such Person is engaged in the Restricted Business immediately prior to such transaction.
  (b)For a period of five years from the Closing Date, neither Buyer nor any of its Affiliates including the Company shall engage in any business that directly competes anywhere in the world with the business carried on by the Comtrak Division as of the Closing Date, which is described on Schedule 7.9(b) (the "Comtrak Business"); provided that
      (i)   nothing herein shall prohibit
         (A) the acquisition by Buyer or the Company of a Person having not more than 10% of its sales (based on its latest published annual audited financial statements) attributable to the Comtrak Business, or
         (B) Buyer or the Company (excluding the Comtrak Division) from continuing to produce and sell products sold as of the Closing Date or from producing and selling any extensions or modifications of such products, and
      (ii) the provisions of this paragraph shall automatically and immediately terminate upon the acquisition by a Person of a controlling interest in Buyer via an acquisition of the shares of Buyer, a merger of Buyer with or into such Person, an acquisition of all or substantially all of the Buyer's assets or any similar transaction, if such Person is engaged in the Comtrak Business immediately prior to such transaction.
  (c)Sellers agree that for a period of two years from the Closing Date, neither they nor any of their Affiliates shall solicit any employee of the Company to become an employee of Seller or such Affiliate without the prior written consent of the Company, such consent not to be unreasonable withheld.
  (d)If any provision contained in this Section shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the Parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable Law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect,  but  to  the extent such provision  would  be  valid  or enforceable under applicable Law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable Law. Each Party acknowledges that the other Party would be irreparably harmed by any breach of this Section and that there would be no adequate remedy at law or in damages to compensate such other Party for any such breach. Each Party agrees that the other Party shall be entitled to injunctive relief requiring specific performance by such other Party of this Section, and each Party consents to the entry thereof.
   7.10.  EXCLUDED ASSETS AND EXCLUDED LIABILITIES.
  (a)Buyer and Sellers shall cooperate with each other to give effect to the intended transfer by the Company to the Sellers or one of their Affiliates of the Excluded Assets and the Excluded Liabilities in accordance with the terms of Section 2.9. Without limiting the above, Buyer shall furnish or cause to be furnished to Sellers (subject to any reasonable request of confidentiality), upon request, as promptly as reasonably practicable, such information (including access to books and records) and assistance (including assistance from personnel) relating to the Excluded Assets and the Excluded Liabilities as is reasonably necessary for the filing of any return, preparation for any audit, the prosecution or defense of any claim, suit or proceeding, or otherwise reasonably necessary to allow the Parties to have the benefit of the assets and rights intended to be retained by or transferred to them, or to perform the obligations they are responsible for in respect of the Excluded Assets and the Excluded Liabilities. Buyer shall give notice to Sellers prior to the transfer, discarding or destroying of any such books and records and shall allow Sellers to take possession of such books and records (subject to any reasonable request of confidentiality).
  (b)Sellers' rights and responsibility for any litigation or other legal proceedings relating to the Excluded Assets or the Excluded Liabilities shall include the legal defense or prosecution, as the case may be, thereof.
  (c)Buyer shall cause the Company to use reasonable efforts to pursue the claim for refund of Missouri sales/use taxes described on Schedule 2.9(a)(iv) and shall remit to Sellers, immediately upon receipt, 60% of the gross amount received by Buyer or the Company in respect of such claim. Buyer further shall deliver to Sellers on a fiscal-year quarterly basis, within a reasonable time after the end of each such quarter, an accounting of all such receipts and the remissions to Sellers.
  (d)Buyer and Sellers shall execute and deliver such documents or other instruments or certificates as are reasonably necessary to carry out the intent of this Section.
   7.11.  INTERCOMPANY ARRANGEMENTS.
  (a)Schedule 7.11 is a listing of existing purchase orders or similar documents and arrangements between the Company and the Sellers or other Affiliates of the Sellers (the "Intercompany Purchase Orders"). Prior to the Closing, the Intercompany
Purchase Orders shall be converted to contractual arrangements under which the price to be paid by the purchaser shall be as follows:
     (i)with respect to Intercompany Purchase Orders between the Company and Rantec Microwave & Electronics, Inc. ("Rantec") or PTI Technologies Inc., a firm fixed price equal to the current prices;
     (ii) with respect to the Intercompany Purchase Orders between the Company and Distribution Control Systems, Inc., a firm fixed price equal to the currently established prices for the remaining work (backlog) increased by 20%; and
     (iii) with respect to the Intercompany Purchase Orders concerning the Comtrak Business, a price equal to that calculated as provided in paragraph (c) below.
Such contracts shall, except as to such pricing terms, reflect the scope of work, delivery schedule and other material terms as in effect under the Intercompany Purchase Orders and shall otherwise reflect the standard terms and conditions used by the purchaser in the ordinary course of business for contractual arrangements with other third parties.
  (b)In addition to the above and for a period of three years after Closing, Sellers agree, to the extent possible considering available manpower and expertise, that it shall cause Rantec or its successors to offer to provide spare parts, repair services and other technical services in connection with the F5, Combat Talon and AWADS product lines at prices, terms and schedules to be reasonably negotiated by Rantec (or its successors) and the Company. In the event that Rantec (or its successors) is unable to offer such products and services, Sellers shall require that Rantec (or its successors) notify the Company and offer the Company the opportunity to purchase such data, drawings, tooling and special test equipment in its possession necessary for production of the Products.
  (c)In addition to the above and for a period of three years after Closing, Buyer agrees, to the extent possible considering available manpower and expertise, that it shall cause the Company to offer to Sellers engineering services in connection with the Sellers operation of the Comtrak Business. The provision of such engineering services shall be at a price to Sellers of the Company's fully-burdened cost exclusive of general and administrative costs, plus an additional 20% and on such other terms as the Parties may agree from time to time.
   7.12.  OTHER SELLER GUARANTEES..
  As promptly as practicable after Closing, Buyer shall replace, at its own cost, all guarantees issued by Sellers in connection with the Business other than the Government Contract Guarantees (the "Other Seller Guarantees") with guarantees of Buyer (or, with the consent of Sellers, guarantees of one of its Affiliates or other Person) on substantially the same terms, and cause Sellers to be released from all liability under the Other Seller Guarantees. To the knowledge of Sellers, all of the Other Seller Guarantees are listed on Schedule 7.12, but the failure to include a guarantee on Schedule 7.12 shall not relieve Buyer from its obligations under the foregoing sentence.
   7.13.  PLANS; EMPLOYEE BENEFITS.
  (a)As of the Effective Time, all of the Plans of the Company described on Schedule 7.13(a), including the assets of such Plans as described on Schedule 7.13(a), shall be transferred to Buyer, and Buyer shall assume the Plans and all liabilities relating to and arising out of such Plans as described on Schedule 7.13(a).
  (b)As of the Effective Time, (i) any Transferred Employees who are participants in the ESCO Retirement Plan shall no longer participate in such plan, (ii) the assets of the ESCO Retirement Plan in respect of the Transferred Employees shall be transferred in accordance with the assumptions set forth on Schedule 7.13(b) and in compliance with Section 414(1) of the Code and Section 4044 of ERISA to a retirement plan of Buyer or an Affiliate thereof which is qualified under Code 401, and (iii) Buyer shall assume all liabilities under the ESCO Retirement Plan in respect of all of the Transferred Employees except for any liability to the U.S. Government relating to assets of the ESCO Retirement
Plan not transferred to the Buyer or an Affiliate under the Federal Acquisition Regulation, the Cost Accounting Standards or any other government procurement law or regulation and any liability to Persons arising out of the Sellers' failure to transfer to Buyer or an Affiliate the legally required quantity of assets of the ESCO Retirement Plan to be transferred upon sale of the Company.
  (c)As of the Effective Time, (i) any Transferred Employees who are participants in the ESCO Employee Savings Investment Plan (the "ESCO Savings Plan") shall no longer actively participate in such plan. The account balances of such Transferred Employees will remain in the ESCO Savings Plan and may be distributed therefrom in accordance with the terms of the plan.
  (d)As of the Effective Time, Buyer shall assume all obligations of Sellers and any of their Affiliates to provide retiree welfare benefits to Transferred Employees, and Buyer shall assume all liabilities of Sellers and their Affiliates, as identified on Schedule 7.13(d), relating to or arising out of such benefits.
  (e)Buyer shall assume, as of the Effective Time, all of Sellers' obligations to Transferred Employees under the supplemental pension or welfare plans, arrangements or agreements with Transferred Employees identified on Schedule 7.13(e) (i.e., plans other than those identified on Schedule 3.18(a) and which are sponsored by Sellers), and neither of the Sellers nor any of their Affiliates shall have any liability with respect to such plans, arrangements or agreements. As of the Effective Time, Transferred Employees who participate in the Sellers'
Supplemental  Executive  Retirement  Plan  shall  cease  accruing benefits thereunder.
  (f)Except as noted below, for a period not less than 120 days following the Closing Date and not extending beyond September 30, 2000, Seller shall, subject to approval of the carriers, insurers, reinsurers and providers, as applicable, allow the Buyer, at Buyer's cost, to continue to provide Transferred Employees medical and dental benefits under the same medical and dental plans in which they participated immediately prior to the Closing Date. To the extent any such Transferred Employees participated in self-funded medical or dental plans immediately prior to the Closing Date, such Transferred Employees' participation therein shall terminate as of the Closing Date, except that (i) the Sellers shall continue to reimburse such Transferred Employees, in accordance with the provisions of the applicable plans, for claims submitted thereunder during the 90-day period commencing on the Closing Date which relate to expenses incurred prior to the Closing Date and (ii) the Buyer shall reimburse such Transferred Employees, in accordance with the provisions and procedures of the applicable plans, for any claims submitted after such 90-day period.
  (g)As of the Effective Time, Buyer shall assume all obligations of Sellers and any of their Affiliates to provide coverage and benefits to Transferred Employees (and any Person obtaining such coverage and benefits through a Transferred Employee) under Sections 601-609 of the Employee Retiree Income Security Act of 1974, as amended, and Section 4980B of the Code, and Buyer shall assume all obligations and liabilities of Sellers and their Affiliates relating to or arising out of such coverage and benefits.
  (h)Except as specifically set forth in Sections 7.13(a)-(g) above, as of the Effective Time,
      (i) Transferred Employees (and their beneficiaries and dependents) shall no longer actively participate in any employee benefit plan or arrangement maintained by Sellers or any of their Affiliates, and
      (ii) Buyer and the Company shall assume or retain (as applicable) all liabilities relating to Transferred Employees (and their beneficiaries and dependents).
  (i) Buyer will provide as of the Closing Date, for all Transferred Employees, compensation, employee benefit plans, programs and policies and fringe benefits that are comparable on an aggregate basis with the compensation, employee benefits plans, programs, policies and fringe benefits
      (i) which the Company provided to such Transferred Employees immediately prior to the Closing Date and the Sellers provided to such Transferred Employees immediately prior to the Closing Date under the ESCO Retirement Plan, or
      (ii)  which are enjoyed by similarly situated employees  of the Buyer.
   7.14.  ADDITIONAL EMERSON GUARANTEED CONTRACTS.
  From and after the Closing, the Buyer will not cause or permit the Company to enter into any Government Contracts or other agreements, or any extension, renewal or modification thereof, which would result in any further liability on the part of Emerson in respect thereof, whether under the Emerson Guarantees or otherwise, except with the prior written consent of Emerson and the Sellers.
   7.15.  CLOSING OUT OF GOVERNMENT CONTRACTS.
  From and after the Closing, the Buyer will cause the Company to diligently pursue the administrative closing out of all
Government Contracts in respect of which the performance by the Company has been completed.
   7.16.  AUDITED FINANCIAL STATEMENTS OF THE COMPANY.
  (a)At least five (5) days prior to the Closing Date in the case of the 1997 and 1998 below-described financial statements and within sixty (60) days after the Closing in the case of the 1999 below-described financial statements, Sellers shall cause to be provided to Buyer the following audited financial statements of the Company, as prepared in accordance with generally accepted accounting principles consistently applied:
     (i)balance sheets of the Company as of September 30, 1998 and September 30, 1999,
     (ii) statements of income of the Company for the years ended September 30, 1997, September 30, 1998 and September 30, 1999,
     (iii) statements of cash flows of the Company for the years ended September 30, 1997, September 30, 1998 and September 30, 1999,
     (iv) statements of shareholders equity at September 30, 1997, September 30, 1998 and September 30, 1999, and
     (v) all related footnotes to the foregoing financial statements.
The foregoing financial statements shall be prepared at Buyer's expense; provided, however, that Sellers shall pay the costs of the audit of the year-end September 30, 1999 financial statements except that, to the extent that the costs incurred in connection with the audit of the Company's fiscal year-end financial statements as of September 30, 1999, exceed the costs normally incurred by ESCO in the audit of its fiscal year-end financial statements which are attributable to the Company, Buyer and Sellers shall share such excess costs equally.
  (b)Payment shall be made by Buyer to Sellers within five days of submission by Sellers to Buyer of an invoice for Third Party charges which are billed to Sellers with respect to the costs associated with paragraph (a) above.
   7.17.  EMERLEC-30
   Within 60 days after Closing, the Company shall provide Seller with a copy of the EMERLEC-30 drawing package, source-coded bill of material and any related technical documentation which will be utilized by ESL Limited for use on the Vosper\Saudi Minehunter program.

                          ARTICLE VIII.
                         INDEMNIFICATION

   8.1.INDEMNIFICATION BY SELLERS.
  Subject to the limitations of Section 8.2 below, the Sellers shall indemnify and hold harmless the Buyer and, from and after the Closing, the Company and each of their respective Affiliates and the shareholders, directors, employees, officers, successors, permitted assigns and agents of each of them (the "Buyer Indemnified Persons") against all liabilities, losses, damages, costs and expenses reasonably incurred by them as a result of:
  (a)Any   misrepresentation,  breach   of   warranty   or   non-
fulfillment of any agreement on the part of the Sellers under this Agreement, or any misrepresentation in any certificate or other instrument furnished or to be furnished by the Sellers to the Buyer under this Agreement, after giving full effect to all modifications to the Schedules to this Agreement which are delivered by Sellers to Buyer on or before the Closing Date;
  (b)Any failure or delay on the part of the Sellers in satisfying the conditions to the Closing as provided herein or in fulfilling its obligation to sell the Shares in accordance with this Agreement;
  (c)Any Taxes imposed on or asserted against the Company, Buyer or any of Buyer's Affiliates (including any transferee or successor liability arising pursuant to Treasury Regulation
Section 1.1502-6 or any comparable provisions of any state or local law) (or any claim therefor) by any Government authority for any taxable period (or a portion thereof) ending on or prior to the Closing Date arising out of the Business conducted or transactions by the Sellers or the Company occurring prior to the Closing Date;
  (d)   The Excluded Liabilities;
  (e) Any liability to the U.S. Government relating to assets of the ESCO Retirement Plan not transferred to Buyer or an Affiliate under the Federal Acquisition Regulation, the Cost Accounting Standards or any other government procurement law or regulation, and any liability (or any claim thereof) to Persons arising out of Sellers' failure to transfer to Buyer or an Affiliate the legally required quantity of assets of the ESCO Retirement Plan to be transferred upon sale of the Company; and
  (f)All actions, suits, proceedings, judgments, settlement payments, costs and expenses (including attorneys' fees and expenses) reasonably incurred by the Company or the Buyer incident to any of the foregoing;
provided, that any such amounts shall
      (i) be computed considering the Tax benefit to the indemnified person arising from the indemnified matter, and
      (ii) not include or be recoverable by any Person to the extent covered by insurance available to the indemnified person.
     Buyer,   its  employees,  agents,  directors,  officers   or
shareholders shall not actively seek the involvement of any Third Person to assert a claim against Buyer, the Company or Sellers unless required to do so by law.
   8.2.LIMITATIONS ON LIABILITY OF SELLERS.
  Notwithstanding the foregoing provisions of Section 8.1 and except as otherwise provided below:
  (a)If the Buyer shall fail to disclose to the Sellers its knowledge of an anticipated claim for indemnification hereunder which is required to be disclosed prior to the Closing under
Section   7.7,   the   Buyer  shall  not  have   any   right   to
indemnification under Section 8.1 in respect of such claim.
  (b)The Sellers shall not have any liability under Section 8.1 in respect of any individual claim (or group of related claims) in an amount less than $50,000. For purposes of this paragraph, claims will be deemed to be part of a "group of related claims" if all of the claims arise out of a single underlying set of circumstances.
  (c)The  Sellers shall not have any liability under Section  8.1
except   to  the  extent  that  the  aggregate  amount   of   the
indemnification obligation of the Sellers thereunder shall exceed $500,000 (the "Deductible").
  (d) The Sellers shall have no liability under Section 8.1 except in respect of matters as to which the Buyer shall have asserted a claim in the manner set forth in Section 8.4 hereof prior to the first anniversary of the Closing Date, provided that claims in respect of environmental matters arising under Section
3.13 may be asserted at any time prior to the fifth anniversary of the Closing Date and provided further that claims in respect of Tax matters and the Plans may be asserted at any time prior to the expiration of the applicable statutes of limitations therefor (or any extensions thereof in the case of Tax matters).
  (e)The aggregate liability of the Sellers under Section 8.1 shall not exceed $17,500,000 (Seventeen Million Five Hundred Thousand).
  The foregoing limitations of liability shall not apply to nor restrict or limit in any manner a Buyer Indemnified Person's entitlement to indemnification under Section 8.1 for matters in respect of the Excluded Liabilities.
   8.3.INDEMNIFICATION BY BUYER.
  The Buyer shall indemnify and hold harmless the Sellers and their Affiliates and the shareholders, directors, officers, employees, successors, permitted assigns and agents of each of them (the "Seller Indemnified Persons") against all liabilities, losses, damages, costs and expenses reasonably incurred by them as a result of:
 (a)Any  liabilities  or obligations of, or claims  against,  the
Company  based  on  any event occurring at  any  time  after  the
Closing Date;
 (b)Any claim, liability or obligation which may be incurred by the Sellers or asserted against the Sellers which are based on any acts, events, conditions or omissions after the Closing Date and which are based on the conduct of the Business by the Buyer or the Company;
 (c)Except   as   otherwise  provided   in   Section   7.8,   all
liabilities and claims of or asserted against the Sellers by any federal, state or local taxing authorities, or relating to any tax liability of the Buyer or the Company, to the extent that any such claim shall relate to the operations of or transactions by Buyer or the Company after the Closing Date;
 (d)Any   misrepresentation,   breach   of   warranty   or   non-
fulfillment of any agreement on the part of the Buyer under this Agreement, or any misrepresentation in any certificate or other instrument furnished or to be furnished by the Buyer to the Sellers under this Agreement;
 (e)Any failure or delay on the part of the Buyer in satisfying the conditions to the Closing as provided herein or in fulfilling its obligations to acquire the Shares in accordance with this Agreement;
 (f)The   Additional  Liabilities,  except  to  the   extent   of
Sellers' indemnity obligations under Section 8.1(e) hereof;
 (g)Any failure or delay on the part of the Buyer or the Company in satisfying the obligations and liabilities assumed by the Buyer or retained by the Company pursuant to Section 7.13;
 (h)The loss of any deduction or imposition of any tax or penalty pursuant to Section 280G of the Code resulting from any payment or other action by Buyer or the Company (other than the payment by the Company of the transaction bonuses described on
Schedules  3.10  and  3.14(a)  on  behalf  of  the  Sellers)   in
connection with the transactions contemplated hereby;
 (i)Any claim, liability or obligation which may be incurred by the Sellers or asserted against the Sellers following the Closing under any Government Contract Guarantees, LOCs/Bonds, Other Seller Guarantees or any Emerson Guarantees;
 (j)Any liability to the U.S. Government relating to assets of the ESCO Retirement Plan transferred to the Buyer or an Affiliate under the Federal Acquisition Regulation, the Cost Account Standards or any other government procurement law or regulation; and
 (k)All   actions,  suits,  proceedings,  judgments,   settlement
payments, costs and expenses (including reasonable attorneys' fees and expenses) incident to any of the foregoing;
provided, that any such amounts shall
      (i) be computed considering the Tax benefit to the indemnified person arising from the indemnified matter, and
      (ii) not include or be recoverable by any Person to the extent covered by insurance available to the indemnified person.
   8.4.NOTICE OF CLAIM.

  In the event that Buyer seeks indemnification on behalf of a Buyer Indemnified Person, or Sellers seek indemnification on behalf of a Seller Indemnified Person, such Party seeking indemnification (the "Indemnified Party") shall give reasonably prompt written notice to the Party from which it seeks indemnification (the "Indemnifying Party") specifying the facts constituting the basis for such claim and the amount, to the extent known, of the claim asserted. The Parties shall attempt for not less than 30 days to negotiate a mutually satisfactory resolution of such matter. In the event the Parties are not able to agree on a mutually satisfactory resolution, either Party may seek to resolve the dispute by litigation in any court of competent jurisdiction in accordance with Section 9.9.
   8.5.RIGHT TO CONTEST CLAIMS OF THIRD PERSONS.
  If an Indemnified Party is entitled to indemnification hereunder because of a claim asserted by any claimant other than an indemnified person hereunder (a "Third Person"), the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof. The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, and using counsel reasonably satisfactory to the Indemnified Party, to investigate, contest or settle the claim alleged by such Third Person (a "Third-Person Claim"); the Indemnified Party may
thereafter participate in (but not control) the defense of any such Third-Person Claim with its own counsel at its own expense. If the Indemnifying Party shall fail to assume the defense of any such Third-Person Claim,
  (a) the Indemnified Party, in good faith, may defend against such claim, in such manner as it may deem appropriate, including, but not limited to, settling such claim, after giving at least 30 days advance written notice of any proposed settlement to the Indemnifying Party and receiving the Indemnifying Party's prior written consent, which may not be unreasonably withheld, on such terms as the Indemnified Party, in good faith, may deem appropriate, and
  (b) the Indemnifying Party may participate in (but not control) the defense of such action, with its own counsel at its own expense. The Parties shall make available to each other all relevant information in their possession relating to any such Third-Person Claim and shall cooperate in the defense thereof.
   8.6.EXCLUSIVE REMEDY.
  The  provisions  of  this  Article VIII  shall  constitute  the exclusive remedy of the Parties with respect to any claims resulting from or arising out of the provisions of this Agreement or the transactions contemplated hereby, whether based on tort, contract, Law, investigation by Government, or otherwise resulting from or arising out of the transactions contemplated hereby which may be asserted after the Closing. Except for the time periods otherwise provided in Sections 7.9 or 8.2(d) and except for the Parties' respective obligations and agreements concerning the Excluded Assets and Excluded Liabilities which shall survive the Closing indefinitely, the covenants, agreements, warranties and representations entered into or made pursuant to this Agreement shall survive the Closing for a period of one year, unless a claim with respect thereto shall have been timely asserted, in which case the survival period for any such matter shall extend until the final resolution of the claim.
                           ARTICLE IX.
                    MISCELLANEOUS PROVISIONS

   9.1.TERMINATION OF THE AGREEMENT.
  This  Agreement  may be terminated at any  time  prior  to  the
Closing Date
  (a)by mutual written agreement of the Parties,
  (b)by either Party if the Closing shall not have occurred on or before October 31, 1999,
  (c)by either Party (the "Terminating Party") if the other Party shall violate any of its obligations hereunder in any material respect and if such violation shall not be corrected within 10 days following delivery of a written notice of such violation from the Terminating Party to the other Party, or
  (d)by either Party if there shall be any Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable, final judgment, injunction, order or decree of any court or Government body having competent jurisdiction.

   9.2.NOTICE.
  All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and made upon being delivered to the recipient Party by recognized courier service, fax delivery (with confirmation of receipt) or by registered or certified mail (postage prepaid, return receipt requested), and addressed to the applicable address set forth below or such other address as may be designated in writing hereafter by the recipient Party:
                    If to Buyer or to Engineered Support Systems,
                    Inc.:

                    Engineered Systems and Electronics, Inc.
                    1270 North Price Road
                    St. Louis, Missouri  63132
                    Attn:  Gary C. Gerhardt
                    Fax:  (314) 993-4615

                    With copies to:

                    David D. Mattern, Esquire
                    1270 North Price Road
                    St. Louis, Missouri  63132
                    Fax:  (314) 519-8579


                    Wittner, Poger, Spewak & Maylack, P.C.
                    7700 Bonhomme, Suite 400
                    Clayton, Missouri  63105
                    Attn:  David Spewak
                    Fax:  (314) 862-5741


                    If to Sellers:

                    ESCO Electronics Corporation
                    8888 Ladue Road, Suite 200
                    St. Louis, Missouri 63124-2090
                    Attention:  General Counsel

                    Fax:  (314) 213-7215


                    With a copy to:

                    Bryan Cave LLP
                    One Metropolitan Square
                    211 North Broadway, Suite 3600
                    St. Louis, Missouri  63102

                    Attention:  Frederick W. Bartelsmeyer

                    Fax:  (314) 259-2020

   9.3.ENTIRE AGREEMENT.
  This  Agreement,  the  joinder of Engineered  Support  Systems,
Inc., the Schedules hereto, the Exhibits hereto and the Confidentiality Agreement constitute the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings relative to such subject matter.
   9.4.ASSIGNMENT; BINDING AGREEMENT.
  This Agreement and the rights and obligations arising hereunder shall be binding upon and shall inure to the benefit of the Parties and to their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be transferred, delegated, or assigned (by operation of law or otherwise) by either of the Parties without the prior written consent of the other Party; provided, however, Buyer may, without the consent of the Sellers, transfer and assign its rights and interests under this Agreement, subject to any right of set-off of the Sellers under Article VIII of the Agreement, to its lender(s) under the BOA Credit Facility.
   9.5.COUNTERPARTS.
  This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
   9.6.HEADINGS; INTERPRETATION.
  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Each reference in this Agreement to an Article, Section, Schedule or Exhibit, unless otherwise indicated, shall mean an Article or a Section of this Agreement or a Schedule or Exhibit attached to this Agreement, respectively. References herein to "days," unless otherwise indicated, are to consecutive calendar days. Material contained in the Schedules is sometimes below the materiality threshold applicable to such Schedule, and the inclusion of such material shall not affect the interpretation of the intended materiality threshold in the event a dispute arises with respect such interpretation. Both Parties have participated substantially in the negotiation and drafting of this Agreement and agree that no ambiguity herein should be construed against either Party.
   9.7.EXPENSES.
  Each of the Parties shall bear its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, fees and expenses of attorneys and accountants.
   9.8.GOVERNING LAW.
  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of Missouri, without reference to its choice of law rules.
   9.9.JURISDICTION.
  Except as otherwise expressly provided in this Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Eastern District of Missouri or any Missouri state court sitting in St. Louis County, and each Party consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
   9.10.  THIRD PARTY BENEFICIARIES.
  No provision of this Agreement is intended to confer upon any Person other than the Parties any rights or remedies hereunder.
   9.11.  AMENDMENTS AND WAIVERS.
  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party, or in the case of a waiver, by the Party against which the waiver is to be effective; provided, however, that Sellers may make unilateral modifications to the Schedules referenced or to be referenced in
Article III (other than with respect to material modifications concerning subsections 3.10(b) through (g) as prohibited under
Section 7.1(b)), if such modification is delivered to Buyer on or before the Closing Date.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed as of the date first above written.
                              SELLERS:
                              ESCO ELECTRONICS CORPORATION
                                Walter Stark,
                                Senior Vice President and General
                              Counsel


                              DEFENSE HOLDING CORP.
                                Walter Stark,
                                Senior Vice President and
                              Secretary


                              BUYER:

                              ENGINEERED SYSTEMS AND ELECTRONICS,
                              INC.
                                Gary C. Gerhardt,
                                Executive Vice President and Chief Financial
                                Officer




            ENGINEERED SUPPORT SYSTEMS, INC. JOINDER



      Engineered Support Systems, Inc. ("ESSI"), the parent corporation of Buyer, hereby joins in this Agreement to guarantee the due and punctual performance by Buyer of its obligations, covenants and agreements under this Agreement, including the obligation of the Buyer to indemnify the Sellers and their Affiliates under Article VIII of this Agreement. The foregoing guarantee is absolute and unconditional, is not subject to any defense or offset, lack of consideration or similar defense and, in connection herewith, ESSI hereby waives any suretyship defenses which it otherwise might have or assert in the event of enforcement hereof, and the obligations of ESSI shall survive the Closing in the same manner and to the same extent as the obligations of Buyer hereby guaranteed. ESSI also, inter alia, expressly joins in this Agreement with respect to the provisions of Sections 9.8 and 9.9, and hereby consents to such terms, further acknowledging that Sellers have made the execution of this joinder a pre-condition to their own execution of this Agreement.



                              ENGINEERED SUPPORT SYSTEMS, INC.
                                Gary C. Gerhardt,
                                Executive Vice President and Chief Financial
                                Officer


                 TABLE OF SCHEDULES AND EXHIBITS


     Schedule 1.9                     Field Offices

     Schedule 1.15                    Persons with Knowledge

     Schedule 2.6(a)                  GAAP Exceptions and Agreed


     Accounting Methods or Practices

     Schedule 2.9(a)(i)               Winter Springs, Florida
     Property

     Schedule 2.9(a)(ii)              Assets of the Comtrak
     Division

     Schedule 2.9(a)(iii)             Patents

     Schedule 2.9(a)(iv)              Sales/Use Tax Asset

     Schedule 2.9(a)(v)               Claim Against Crydom
     Corporation

     Schedule 2.9(b)(i)               Former and Off-Site
     Facilities

     Schedule 2.10(a)(i)              Field Office Assets

     Schedule 2.11(a)                 Excluded Employees

     Schedule 2.11(b)                 Additional Employees

     Schedule 3.2                     Equity Investments

     Schedule 3.3                     States Qualified to do
     Business

     Schedule 3.4(a)                  Financial Statements

     Schedule 3.4 (b)                 Financial Statements -
     Exceptions

     Schedule 3.5                     Property

     Schedule 3.6                     Officers and Directors of
     the Company

     Schedule 3.7(a)                  Tax Returns

     Schedule 3.7(c)                  Waiver; Extension of Time

     Schedule 3.7(d)                  Tax Notices

     Schedule 3.8                     Accounts Receivable

     Schedule 3.9                     Inventory

     Schedule 3.10                    Certain Changes

     Schedule 3.11                    Notices of Material
     Default, Etc.

     Schedule 3.12                    Litigation

     Schedule 3.13                    Environmental Matters

     Schedule 3.14(a)                 Material Contracts; Employment
     Contracts

     Schedule 3.14(b)                 Material Contracts -
     Material Defaults

     Schedule 3.14(c)                 Offset Obligations

     Schedule 3.15                    Government Contracts - Over
     $500,000

     Schedule 3.15(a)                 Government Contracts -
     Identification

     Schedule 3.15(b)                 Government Contracts -
     Audits, Etc.

     Schedule 3.15(c)                 Government Contracts -
     Suspensions

     Schedule 3.15(d)                 Government Contracts -
     Investigations

     Schedule 3.15(e)                 Government Contracts -
     Claims, Etc.

     Schedule 3.15(f)                 Government Contracts - Test
     Results

     Schedule 3.15(h)                 Government Contracts --
     Clearances

     Schedule 3.16(a)                 List of Certain
     Intellectual Property

     Schedule 3.16(b)                 Intellectual Property -
     Infringement

     Schedule 3.17(a)                 Labor Matters - Union
     Contracts

     Schedule 3.17(b)                 Labor Matters -
     Miscellaneous Matters

     Schedule 3.18(a)                 Employee Benefit Matters -
     Plans

     Schedule 3.18(b)                 Benefit Plans

     Schedule 3.18(d)                 Reportable Events

     Schedule 3.18(e)                 Retiree Benefits

     Schedule 3.18(g)                 Pending Negotiations

     Schedule 3.18(h)                 Transaction Impacts under
     Plans

     Schedule 3.19                    Product Liability

     Schedule 3.20                    Other Approvals

     Schedule 3.21                    Brokers, Finders - Sellers

     Schedule 3.23                    Bank Accounts

     Schedule 3.24                    Insurance

     Schedule 3.25                    Back Charges, Rebates, etc.

     Schedule 3.26                    Quote Log

     Schedule 4.4                     Brokers, Finders - Buyer

     Schedule 5.6                     Resignations

     Schedule 6.7(a)                  Government Contract
     Guarantees

     Schedule 6.7(b)                  LOCs/Bonds

     Schedule 6.8                     Emerson Guarantees

     Schedule 7.9(a)                  Major Product Lines

     Schedule 7.9(b)                  Comtrak Business

     Schedule 7.11                    Intercompany Purchase Orders

     Schedule 7.12                    Other Seller Guarantees

     Schedule 7.13(a)                 Company Plans

     Schedule 7.13(b)                 ESCO Retirement Plan -
     Assumptions

     Schedule 7.13(d)                 Retiree Welfare Benefits

     Schedule 7.13(e)                 Supplemental Plans



     Exhibit A                        Sellers' Assignment and
                                      Assumption Agreement

     Exhibit B                        Company's Assignment and
                                      Assumption Agreement

     Exhibit C                        Transition Services Agreement

     Exhibit D                        Form of Sellers' Opinion

     Exhibit E                        Form of Buyer's Opinion

     Exhibit F                        License Agreement

                        SCHEDULE 7.13(a)
                          COMPANY PLANS
DEFINED BENEFIT PENSION PLANS
- Electronics & Space Corp. Pension Plan for Employees Represented by Local 1102, IUE, AFL-CIO. The market asset value of the Plan as of July 31, 1999 is $19,478,938.
- Southwest Mobile Systems Corporation Pension Plan for District No. 9, International Association of Machinists and Aerospace Workers. The market asset value of the Plan as of July 31, 1999 is $2,869,745.
LIABILITIES -- DEFINED BENEFIT PLANS

- All liabilities under the Plans listed above shall remain the obligations of the Company from and after the Closing Date, and the Sellers shall have no liability in respect thereof.

                        SCHEDULE 7.13(b)

                 ESCO RETIREMENT PLAN - PENSION

(a) As of the date immediately following the Closing Date, the Sellers shall take all necessary actions to cause the ESCO Retirement Plan to be split into two separate plans (1) a plan covering Transferred Employees ("Buyer's Pension Plan") and (2) a plan covering all participants in the ESCO Retirement Plan and others who are not Transferred Employees respectively and to provide for the direct trust-to-trust transfer of assets and assumption of liabilities as provided below to the Buyer's Pension Plan. The Buyer or its Affiliate shall adopt the Buyer's Pension Plan as of the date immediately following the Closing Date. The assets and liabilities associated with any Transferred Employee shall be transferred from the ESCO Retirement Plan to Buyer's Pension Plan.

(b)   The amount of the assets to be transferred ("Transferred
  Amount") shall be equal to the greater of:

     (i) Asset Value A (as defined below) plus fifty (50) percent of the excess, if any, of Asset Value B over Asset Value A (as defined below), or

     (ii) The amount of assets as of the Closing Date necessary to meet all applicable requirements of Section 414(l) of the Internal Revenue Code ("Code").

  Asset Value A is defined as the sum of the actuarial accrued liability as of the Closing Date per CAS 413.50(c)(12)(i), plus the government's full share of any surplus assets as of the Closing Date as calculated in CAS 413.50(c)(12)(vi). The actuarial assumptions for calculations of the actuarial accrued liability per CAS 413.50(c)(12)(i), including, but not limited to, the interest rate, mortality, termination, disability, and retirement assumptions, are specified in the most recent CAS actuarial report covering fiscal year 1999 ("CAS Actuarial Report").

  Asset Value B is defined as the market value of the assets as of the Closing Date allocated to the SEI segment, as referenced in Cost Accounting Standards ("CAS") 413.50(c)(12).

  The interest rate utilized for calculations described in
  Section 1(b)(ii) shall be the Pension Benefit Guaranty Corporation interest rate for valuing annuity benefits for first twenty (20) years as of the Closing Date, plus 25 basis points. All other actuarial assumptions for calculations described in Section 1(b)(ii) are specified in the CAS Actuarial Report.

  The assets transferred shall be in the form of cash or other assets mutually acceptable to the Buyer and the Sellers.

(c) The asset transfer will occur as soon as reasonably practicable after the Closing Date, and the amount so transferred shall equal the Transferred Amount and shall be adjusted by actual investment return (net of plan expenses) earned by the ESCO Retirement Plan trust from the Closing Date to the date of actual asset transfer, and decreased by any benefit payments made with respect to the Transferred Employees.

(d) As soon as reasonably practicable after the Closing Date, the Sellers shall report, or cause their actuary to report, to the Buyer the Sellers' calculations of the amount described in
  Section 1(b) and Section 1(c) above, and shall provide to the Buyer such information and data as may be reasonably requested by the Buyer to permit the Buyer to review the calculations. If the Sellers and the Buyer cannot agree on the calculations of such amounts, then the calculations shall be referred to and settled with final and binding effect by such independent Fellow of the American Society of Actuaries as the Sellers and the Buyer may jointly select ("Independent Actuary"). The Independent Actuary shall perform such calculations in accordance with the applicable assumptions and methods as described in Section 1(b) and Section 1(c) of this Schedule 7.13(b). The costs of such independent actuarial determination shall be borne equally by the Sellers and the Buyer.

(e) All liabilities under the ESCO Retirement Plan in respect of the Transferred Employees shall be assumed by the Buyer as of the Closing Date, and the Sellers shall have no further obligation in respect of any such liabilities, except as provided in this Agreement.

(f) Unless otherwise mutually agreed to by the Sellers and the Buyer, the transfer of such assets and liabilities will be subject to the Buyer's certification to the Sellers, and the Sellers' certification to the Buyer, that the ESCO Retirement Plan and the Buyer's Pension Plan are qualified under the applicable provisions of the Code.

(g) All methodologies used in the calculations required under this Schedule 7.13(b) for 1999 shall be consistent with those applied to the comparable calculations made for 1998.

(h) Buyer shall maintain the Buyer's Pension Plan substantially in the form existing at Closing for a period of at least 24 months beginning with the first full calendar month following
  Closing.

                        SCHEDULE 7.13(d)
                    RETIREE WELFARE BENEFITS


RETIREE WELFARE PLANS

- SEI Retiree Welfare Plan as described in employee communications, and pursuant to which generally the employer pays for a retiree who satisfies the eligibility requirements, 3 percent of his or her medical premium for each year of service up to a maximum of 85 percent of the premium. In no event does the employer provided premium for a pre-Medicare-eligible retiree exceed 200 percent of the fiscal year 1992 company contribution. Employees hired after July 1, 1992 are not eligible for the pre-Medicare-eligible benefit. The lifetime benefit for a retiree eligible for Medicare is $10,000. Optional additional and dependent coverage may be available at the retiree's (or beneficiary's) cost.

LIABILITIES - RETIREE WELFARE PLANS
All liabilities relating to the plan described above in respect of the Transferred Employees shall remain obligations of the Company after the Closing Date, and the Sellers shall have no obligation in respect of any such liabilities, except as provided in this Agreement.


                        SCHEDULE 7.13(e)
                       SUPPLEMENTAL PLANS

-Supplemental Executive Retirement Plan of Sellers
-Supplemental retirement benefits to the following Transferred
Employees:  D. Corderman, H. Duchek and S. Kaveny
-Group Variable Universal Life Insurance with policies administered by Paragon Life Insurance Company. The death benefits are offered to Transferred Employees who make $75,000 or more in annual compensation, and the premiums with respect to such policies are paid by the Transferred Employees on an after tax basis.




                  FIRST MODIFICATION AGREEMENT
                   TO STOCK PURCHASE AGREEMENT

  This First Modification Agreement (the "Modification Agreement") is entered into as of September ___, 1999, by and between Engineered Systems and Electronics, Inc., a Missouri corporation ("Buyer"), and ESCO Electronics Corporation, a Missouri corporation ("ESCO"), and Defense Holding Corp., a Delaware corporation ("DHC") (Buyer, ESCO and DHC are sometimes hereinafter collectively referred to as the "Parties").


                            Recitals

  WHEREAS, the Parties have entered into the Stock Purchase Agreement dated August 23, 1999 ("Stock Purchase Agreement"), whereby Buyer agrees to purchase from Sellers, on the terms and conditions set forth in the Stock Purchase Agreement, one thousand (1,000) shares of the common stock, $1 par value per share, of Systems & Electronics Inc., a Delaware corporation which is a direct wholly-owned subsidiary of DHC and an indirect wholly-owned subsidiary of ESCO;

  WHEREAS, the Parties desire to amend the Stock Purchase
Agreement as provided below; and

  WHEREAS, Engineered Support Systems, Inc. has executed a joinder to the Stock Purchase Agreement as of the same date thereof, and it acknowledges and agrees to the modification of the Stock Purchase Agreement as set forth below.

  NOW, THEREFORE, the parties agree as follows:
  1. The page 50 of the Stock Purchase Agreement is hereby amended to read as set forth on Attachment 1 to this Modification Agreement, which shall replace such page 50 in its entirety.
  2. The Exhibit 6.7(b) to the Stock Purchase Agreement is hereby amended as set forth on Attachment 2 to this Modification Agreement, which shall replace such Exhibit 6.7(b) in its entirety.
  3. The Exhibit 7.13(b) to the Stock Purchase Agreement is hereby amended as set forth on Attachment 3 to this Modification Agreement, which shall replace such Exhibit 7.13(b) in its entirety.

  IN WITNESS WHEREOF, each of the Parties hereto has caused this Modification Agreement to be executed as of the date first above written.

ESCO:                            BUYER:
ESCO ELECTRONICS CORPORATION     ENGINEERED SYSTEMS AND
  Walter Stark,                  ELECTRONICS, INC.
  Senior Vice President and        Gary C. Gerhardt,
  General Counsel                  Executive Vice President and
                                   Chief Financial
                                   Officer
DHC:
DEFENSE HOLDING CORP.
  Walter Stark,
  Senior Vice President and
  Secretary

                              JOINDER

The foregoing Modification Agreement is approved by the undersigned and the undersigned hereby acknowledges and agrees this September
____, 1999 to such modification to the Stock Purchase Agreement and joins therein.

ENGINEERED SUPPORT SYSTEMS,
INC.:
  Gary C. Gerhardt,
  Executive Vice President and
  Chief
  Financial Officer

                      ATTACHMENT 1

                    If to Sellers:

                    ESCO Electronics Corporation
                    8888 Ladue Road, Suite 200
                    St. Louis, Missouri 63124-2090
                    Attention:  General Counsel
                    Fax:  (314) 213-7215

                    With a copy to:

                    Bryan Cave LLP
                    One Metropolitan Square
                    211 North Broadway, Suite 3600
                    St. Louis, Missouri  63102
                    Attention:  Frederick W. Bartelsmeyer
                    Fax:  (314) 259-2020

   9.3.Entire Agreement.
  This  Agreement,  the  joinder of Engineered  Support  Systems,
Inc., the Schedules hereto, the Exhibits hereto and the Confidentiality Agreement constitute the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings relative to such subject matter.

   9.4.Assignment; Binding Agreement.
  This Agreement and the rights and obligations arising hereunder shall be binding upon and shall inure to the benefit of the Parties and to their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be transferred, delegated, or assigned (by operation of law or otherwise) by either of the Parties without the prior written consent of the other Party; provided, however, Buyer may, without the consent of the Sellers, transfer and assign its rights and interests under this Agreement, subject to any right of set-off of the Sellers under Article VIII of the Agreement, to its lender(s) under the BOA Credit Facility.

   9.5.Counterparts.
  This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

   9.6.Headings; Interpretation.
     The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Each reference in this Agreement to an Article, Section, Schedule or Exhibit, unless otherwise indicated, shall mean an Article or a Section of this Agreement or a Schedule or Exhibit attached


             ATTACHMENT 2
           Schedule 7.13(b)

      ESCO Retirement Plan - Pension

(a) As of the date immediately following the Closing Date, the Sellers shall take all necessary actions to cause the ESCO Retirement Plan to be split into two separate plans (1) a plan covering Transferred Employees ("Buyer's Pension Plan") and (2) a plan covering all participants in the ESCO Retirement Plan and others who are not Transferred Employees respectively and to provide for the direct trust-to-trust transfer of assets and assumption of liabilities as provided below to the Buyer's Pension Plan. The Buyer or its Affiliate shall adopt the Buyer's Pension Plan as of the date immediately following the Closing Date. The assets and liabilities associated with any Transferred Employee shall be transferred from the ESCO Retirement Plan to Buyer's Pension Plan.

(b)  The amount of the assets to be transferred ("Transferred
  Amount") shall be equal to the greater of:

     (i) Asset Value A (as defined below) plus fifty (50) percent of the excess, if any, of Asset Value B over Asset Value A (as defined below), or

     (ii) The amount of assets as of the Closing Date necessary to meet all applicable requirements of Section 414(l) of the Internal Revenue Code ("Code").

  Asset Value A is defined as the sum of the actuarial accrued liability as of the Closing Date per CAS 413.50(c)(12)(i), plus the government's full share of any surplus assets as of the Closing Date as calculated in CAS 413.50(c)(12)(vi). The actuarial assumptions for calculations of the actuarial accrued liability per CAS 413.50(c)(12)(i), including, but not limited to, the interest rate, mortality, termination, disability, and retirement assumptions, are specified in the most recent CAS actuarial report covering fiscal year 1999 ("CAS Actuarial Report").

  Asset Value B is defined as the market value of the assets as of the Closing Date allocated to the SEI segment, as referenced in Cost Accounting Standards ("CAS") 413.50(c)(12).

  The interest rate utilized for calculations described in
  Section 1(b)(ii) shall be the Pension Benefit Guaranty Corporation interest rate for valuing annuity benefits for first twenty (20) years as of the Closing Date, plus 25 basis points. All other actuarial assumptions for calculations described in Section 1(b)(ii) are specified in the CAS Actuarial Report.

  The assets transferred shall be in the form of cash or other assets mutually acceptable to the Buyer and the Sellers.

(c) The asset transfer will occur as soon as reasonably practicable after the Closing Date, and the amount so transferred shall equal the Transferred Amount and shall be adjusted by actual investment return (net of plan expenses) earned by the ESCO Retirement Plan trust from the Closing Date to the date of actual asset transfer, and decreased by any benefit payments made with respect to the Transferred Employees.

(d) As soon as reasonably practicable after the Closing Date, the Sellers shall report, or cause their actuary to report, to the Buyer the Sellers' calculations of the amount described in
  Section 1(b) and Section 1(c) above, and shall provide to the Buyer such information and data as may be reasonably requested by the Buyer to permit the Buyer to review the calculations. If the Sellers and the Buyer cannot agree on the calculations of such amounts, then the calculations shall be referred to and settled with final and binding effect by such independent Fellow of the American Society of Actuaries as the Sellers and the Buyer may jointly select ("Independent Actuary"). The Independent Actuary shall perform such calculations in accordance with the applicable assumptions and methods as described in Section 1(b) and Section 1(c) of this Schedule 7.13(b). The costs of such independent actuarial determination shall be borne equally by the Sellers and the Buyer.

(e) All liabilities under the ESCO Retirement Plan in respect of the Transferred Employees shall be assumed by the Buyer as of the Closing Date, and the Sellers shall have no further obligation in respect of any such liabilities, except as provided in this Agreement.

(f) Unless otherwise mutually agreed to by the Sellers and the Buyer, the transfer of such assets and liabilities will be subject to the Buyer's certification to the Sellers, and the Sellers' certification to the Buyer, that the ESCO Retirement Plan and the Buyer's Pension Plan are qualified under the applicable provisions of the Code.

(g) All methodologies used in the calculations required under this Schedule 7.13(b) for 1999 shall be consistent with those applied to the comparable calculations made for 1998.

(h) Buyer shall maintain the Buyer's Pension Plan substantially in the form existing at Closing for a period of at least 24 months beginning with the first full calendar month following
  Closing.



                  SECOND MODIFICATION AGREEMENT
                   TO STOCK PURCHASE AGREEMENT

  This Second Modification Agreement (the "Modification Agreement") is entered into as of September ___, 1999, by and between Engineered Systems and Electronics, Inc., a Missouri corporation ("Buyer"), and ESCO Electronics Corporation, a Missouri corporation ("ESCO"), and Defense Holding Corp., a Delaware corporation ("DHC") (Buyer, ESCO and DHC are sometimes hereinafter collectively referred to as the "Parties").


                            Recitals
  WHEREAS, the Parties have entered into the Stock Purchase Agreement dated August 23, 1999 ("Stock Purchase Agreement"), whereby Buyer agrees to purchase from Sellers, on the terms and conditions set forth in the Stock Purchase Agreement, one thousand (1,000) shares of the common stock, $1 par value per share, of Systems & Electronics Inc., a Delaware corporation which is a direct wholly-owned subsidiary of DHC and an indirect wholly-owned subsidiary of ESCO;

  WHEREAS, the Parties desire to amend the Stock Purchase
Agreement as provided below; and

  WHEREAS, Engineered Support Systems, Inc. has executed a joinder to the Stock Purchase Agreement as of the same date thereof, and it acknowledges and agrees to the modification of the Stock Purchase Agreement as set forth below.

  NOW, THEREFORE, the parties agree as follows:
  Lines 5 through 7 of Section 2.3 on page 7 of the Stock Purchase Agreement are hereby amended to read as follows:
  postponement from time to time by either the Sellers or the Buyer, upon advance notice to the other Party given no later than 10:00am on the day preceding the then scheduled Closing, to a date not later than October 31, 1999 (the date on which the Closing occurs, being hereinafter the "Closing Date"); provided that,

  IN WITNESS WHEREOF, each of the Parties hereto has caused this Modification Agreement to be executed as of the date first above written.

ESCO:                            BUYER:
ESCO ELECTRONICS CORPORATION     ENGINEERED SYSTEMS AND
  Walter Stark,                  ELECTRONICS, INC.
  Senior Vice President and        Gary C. Gerhardt,
  General Counsel                  Executive Vice President and
                                   Chief Financial
                                   Officer
DHC:
DEFENSE HOLDING CORP.
  Walter Stark,
  Senior Vice President and
  Secretary


                              JOINDER

The foregoing Modification Agreement is approved by the undersigned and the undersigned hereby acknowledges and agrees this September
____, 1999 to such modification to the Stock Purchase Agreement and joins therein.

ENGINEERED SUPPORT SYSTEMS,
INC.:
  Gary C. Gerhardt,
  Executive Vice President and
  Chief
  Financial Officer


                          ATTACHMENT 1

                    If to Sellers:

                    ESCO Electronics Corporation
                    8888 Ladue Road, Suite 200
                    St. Louis, Missouri 63124-2090
                    Attention:  General Counsel
                    Fax:  (314) 213-7215

                    With a copy to:

                    Bryan Cave LLP
                    One Metropolitan Square
                    211 North Broadway, Suite 3600
                    St. Louis, Missouri  63102
                    Attention:  Frederick W. Bartelsmeyer
                    Fax:  (314) 259-2020



   9.3.Entire Agreement.
  This  Agreement,  the  joinder of Engineered  Support  Systems,
Inc., the Schedules hereto, the Exhibits hereto and the Confidentiality Agreement constitute the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings relative to such subject matter.


   9.4.Assignment; Binding Agreement.
  This Agreement and the rights and obligations arising hereunder shall be binding upon and shall inure to the benefit of the Parties and to their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be transferred, delegated, or assigned (by operation of law or otherwise) by either of the Parties without the prior written consent of the other Party; provided, however, Buyer may, without the consent of the Sellers, transfer and assign its rights and interests under this Agreement, subject to any right of set-off of the Sellers under Article VIII of the Agreement, to its lender(s) under the BOA Credit Facility.


   9.5.Counterparts.
  This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


   9.6.Headings; Interpretation.
     The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement. Each reference in this Agreement to an Article, Section, Schedule or Exhibit, unless otherwise indicated, shall mean an Article or a Section of this Agreement or a Schedule or Exhibit attached


                          ATTACHMENT 2
                        SCHEDULE 7.13(b)

                 ESCO RETIREMENT PLAN - PENSION

(a) As of the date immediately following the Closing Date, the Sellers shall take all necessary actions to cause the ESCO Retirement Plan to be split into two separate plans (1) a plan covering Transferred Employees ("Buyer's Pension Plan") and (2) a plan covering all participants in the ESCO Retirement Plan and others who are not Transferred Employees respectively and to provide for the direct trust-to-trust transfer of assets and assumption of liabilities as provided below to the Buyer's Pension Plan. The Buyer or its Affiliate shall adopt the Buyer's Pension Plan as of the date immediately following the Closing Date. The assets and liabilities associated with any Transferred Employee shall be transferred from the ESCO Retirement Plan to Buyer's Pension Plan.

(b)  The amount of the assets to be transferred ("Transferred
  Amount") shall be equal to the greater of:

     (i) Asset Value A (as defined below) plus fifty (50) percent of the excess, if any, of Asset Value B over Asset Value A (as defined below), or

     (ii) The amount of assets as of the Closing Date necessary to meet all applicable requirements of Section 414(l) of the Internal Revenue Code ("Code").

  Asset Value A is defined as the sum of the actuarial accrued liability as of the Closing Date per CAS 413.50(c)(12)(i), plus the government's full share of any surplus assets as of the Closing Date as calculated in CAS 413.50(c)(12)(vi). The actuarial assumptions for calculations of the actuarial accrued liability per CAS 413.50(c)(12)(i), including, but not limited to, the interest rate, mortality, termination, disability, and retirement assumptions, are specified in the most recent CAS actuarial report covering fiscal year 1999 ("CAS Actuarial Report").

  Asset Value B is defined as the market value of the assets as of the Closing Date allocated to the SEI segment, as referenced in Cost Accounting Standards ("CAS") 413.50(c)(12).

  The interest rate utilized for calculations described in
  Section 1(b)(ii) shall be the Pension Benefit Guaranty Corporation interest rate for valuing annuity benefits for first twenty (20) years as of the Closing Date, plus 25 basis points. All other actuarial assumptions for calculations described in Section 1(b)(ii) are specified in the CAS Actuarial Report.

  The assets transferred shall be in the form of cash or other assets mutually acceptable to the Buyer and the Sellers.

(c) The asset transfer will occur as soon as reasonably practicable after the Closing Date, and the amount so transferred shall equal the Transferred Amount and shall be adjusted by actual investment return (net of plan expenses) earned by the ESCO Retirement Plan trust from the Closing Date to the date of actual asset transfer, and decreased by any benefit payments made with respect to the Transferred Employees.

(d) As soon as reasonably practicable after the Closing Date, the Sellers shall report, or cause their actuary to report, to the Buyer the Sellers' calculations of the amount described in
  Section 1(b) and Section 1(c) above, and shall provide to the Buyer such information and data as may be reasonably requested by the Buyer to permit the Buyer to review the calculations. If the Sellers and the Buyer cannot agree on the calculations of such amounts, then the calculations shall be referred to and settled with final and binding effect by such independent Fellow of the American Society of Actuaries as the Sellers and the Buyer may jointly select ("Independent Actuary"). The Independent Actuary shall perform such calculations in accordance with the applicable assumptions and methods as described in Section 1(b) and Section 1(c) of this Schedule 7.13(b). The costs of such independent actuarial determination shall be borne equally by the Sellers and the Buyer.

(e) All liabilities under the ESCO Retirement Plan in respect of the Transferred Employees shall be assumed by the Buyer as of the Closing Date, and the Sellers shall have no further obligation in respect of any such liabilities, except as provided in this Agreement.

(f) Unless otherwise mutually agreed to by the Sellers and the Buyer, the transfer of such assets and liabilities will be subject to the Buyer's certification to the Sellers, and the Sellers' certification to the Buyer, that the ESCO Retirement Plan and the Buyer's Pension Plan are qualified under the applicable provisions of the Code.

(g) All methodologies used in the calculations required under this Schedule 7.13(b) for 1999 shall be consistent with those applied to the comparable calculations made for 1998.

(h) Buyer shall maintain the Buyer's Pension Plan substantially in the form existing at Closing for a period of at least 24 months beginning with the first full calendar month following
  Closing.




                  THIRD MODIFICATION AGREEMENT
                   TO STOCK PURCHASE AGREEMENT

  This Third Modification Agreement (the "Modification Agreement") is entered into as of September ___, 1999, by and between Engineered Systems and Electronics, Inc., a Missouri corporation ("Buyer"), and ESCO Electronics Corporation, a Missouri corporation ("ESCO"), and Defense Holding Corp., a Delaware corporation ("DHC") (Buyer, ESCO and DHC are sometimes hereinafter collectively referred to as the "Parties").


                            Recitals

  WHEREAS, the Parties have entered into the Stock Purchase Agreement dated August 23, 1999 ("Stock Purchase Agreement"), whereby Buyer agrees to purchase from Sellers, on the terms and conditions set forth in the Stock Purchase Agreement, one thousand (1,000) shares of the common stock, $1 par value per share, of Systems & Electronics Inc., a Delaware corporation which is a direct wholly-owned subsidiary of DHC and an indirect wholly-owned subsidiary of ESCO;


  WHEREAS, the Parties desire to amend the Stock Purchase
Agreement as provided below; and


  WHEREAS, Engineered Support Systems, Inc. has executed a joinder to the Stock Purchase Agreement as of the same date thereof, and it acknowledges and agrees to the modification of the Stock Purchase Agreement as set forth below.


  NOW, THEREFORE, the parties agree as follows:


  1.Subparagraph (b) of Section 2.7 shall be replaced by the following:


     (b) At Closing, Buyer may deliver to Sellers a description of the payroll checks and other payroll transfers which Buyer desires to make against Sellers' account immediately following Closing ("Special Payroll"). On October 8, 1999, Buyer will deposit the amount of the Special Payroll in immediately available funds with Sellers in an account designated by Sellers and Sellers will honor the Special Payroll checks and transfers. Other payroll checks and transfers issued prior to Closing from payroll account number 3750928824 have already been charged to Company ("Payroll Account Checks"). With respect to all checks or other transfers, other than the special payroll and the Payroll Account Checks, which Buyer has made on Sellers' or its Affiliates' accounts and which are outstanding at Closing, for each successive seven-day period following the Closing, the total of all checks of the Company issued by the Company prior to the Effective Time, other than the Special Payroll, made payable from accounts of the Sellers or their Affiliates, which clear such accounts during such seven-day period, shall be submitted, together with any associated bank charges, in an invoice by Sellers to the Company for payment by the Company no later than five (5) days after submission of such invoice. One hundred eighty (180) days after Closing, Sellers shall cancel all such checks which remain outstanding, and the Company will be responsible for any indebtedness related thereto. The Company shall be liable for all obligations in connection with such checks originally issued on accounts of Sellers and their Affiliates, including those under escheat laws, and shall hold Sellers harmless with respect thereto;

2. Subparagraphs (a) and (b) of Section 2.9 shall be modified to include the following new subparagraphs:


        (a)(x) the split-dollar life insurance policy on the life of G. Potthoff and all benefits and rights thereunder.


     (a)(xi) any material and inventory related to the DCSI products.


        (b)(viii)   all liabilities and obligations in
   connection with the split-dollar life insurance policy on the life of G. Potthoff.


     (b)(ix) all liabilities related to any material and inventory related to the DCSI products.


3. Section 6.6 is modified to the extent that it shall include in Exhibit C provisions for the following additional services:

  a. For 1 year following Closing, the Company shall provide field marketing services in connection with any of the Sellers' businesses, including those of their Affiliates. These services shall be provided in return for compensation payable by Sellers to the Company of $65 per hour of employee services, plus reimbursement of direct out-of-pocket travel costs. These payments will be made within 5 days after delivery of appropriate invoices by the Company to Sellers showing time expended, by subsidiary and subject matter, and itemization of travel expenses. Support for travel expenses will be provided by the Company upon request of Sellers.


  b. For 6 months following Closing, the Company shall provide to Distribution Control Systems, Inc. ("DCSI") shock and vibration testing in St. Louis, Missouri, and technical, production and testing support related to completing the production transition in Sanford, Florida. These services shall be provided in return for compensation payable by Sellers (or
DCSI) to the Company of the fully-burdened cost exclusive of general and administrative costs, plus an additional 20%, except that cost of travel shall be limited to the reimbursement of direct out-of-pocket travel costs without further markup. These payments will be made within 5 days after delivery of appropriate invoices by the Company to Sellers showing the calculation of the charges and itemization of travel expenses. Support for travel expenses will be provided by the Company upon request of Sellers.


  c. For 1 year following Closing, the Company shall provide to DCSI storage and shipping services with respect to DCSI inventory held in Sanford, Florida. These services shall be provided in return for compensation payable by Sellers (or DCSI) to the Company of the fully burdened cost exclusive of general and administrative costs, except that the costs of freight shall be limited to the reimbursement of direct out-of-pocket freight costs without further markup. These costs will be paid within 5 days after delivery of appropriate invoices by the Company to Sellers showing itemization of such freight expenses. Support for freight expenses will be provided by the Company upon request of Sellers.


  d. For 3 years following Closing, the Company will hold inspection and testing records for DCSI and make such records available to DCSI employees or ship such records to a location designated by DCSI. These services shall be provided at no charge other than the direct out-of-pocket freight and postage costs incurred by DCSI. These costs will be paid within 5 days after delivery of appropriate invoices by the Company to Sellers showing itemization of such freight and postage expenses. Support for freight and postage expenses will be provided by the Company upon request of Sellers.


  4.Added to Section 7.11, beginning on page 41, shall be an additional subparagraph (d) as follows:

  (d) The Company shall continue after Closing to pay to the Sellers any amounts which are paid by Sellers or their Affiliates to Third Parties after Closing with respect to expenses incurred on behalf of the Company relating to events prior to Closing arising in the ordinary course of business (and unrelated to the sale of the Company hereunder), including without limitation amounts owing for lawyers' fees, accountants' fees, bank charges and insurance premiums, as examples, rendered on behalf of the Company. Such requests for payment shall be made pursuant to a reasonably itemized invoice submitted by Sellers to the Company, and they shall be paid by the Company within five days of the Company's receipt of such invoice. Support for such invoices shall be provided by the Sellers upon request of the Company. The foregoing obligations shall continue until such time as no further claims remain outstanding with respect to matters occurring on or before the Closing Date.


5. Subparagraph (c) of Section 6.7 shall be modified by adding the following sentence:


     To the extent of the foregoing LOCs/Bonds issued by or on behalf of Sellers are permitted by Sellers to continue after Closing, Buyer will reimburse Sellers or any appropriate Affiliate for the actual costs of maintaining such LOCs/Bonds (pro rated to the date of Closing), such reimbursement to be paid within 5 days of the delivery of a reasonably itemized invoice by Sellers to Buyer, and Buyer will provide backstop letters of credit at Closing. Support for such invoices shall be provided by the Sellers upon request of the Company.


6. Section 7.16, beginning on page 44, is amended to provide that the 1997 and 1998 audited financial statements to be delivered by the Sellers prior to Closing will be delivered on or before 12:00 pm on Monday, September 27, 1999. These audited financials shall not include the Comtrak Division assets, liabilities and results of operations and shall not include ESCO Electronica de Mexico, S.A. de C.V.


7.   A new Section 7.18 shall be added as follows:

     7.18.     INSURANCE, WORKERS' COMPENSATION AND OTHER THIRD
               PARTY OBLIGATIONS.


          (a) After the Closing, Buyer shall reimburse Sellers and their Affiliates for expenditures made by Sellers and their Affiliates that (1) are liabilities of the Company or assumed by Buyer pursuant to this Agreement, (2) continue to be obligations of Sellers or Affiliates to third parties under prior contracts which directly relate to the Company, and (3) are attributable to the Company by any applicable insurer and/or claims administrator ("Third Party Administrator")(such liability for expenditures, hereinafter "Third Party Obligations"). Third Party Obligations for which Buyer shall reimburse Sellers ("Reimbursable Amounts") include, without limitation:


               (i) Qualified Self-Insured Workers' Compensation obligations required by the State of Missouri, including, without limitation, the surety bonding;


               (ii) Insured losses occurring prior to closing but reported subsequent to closing;


               (iii) Reimbursement of retained losses (including allocated and unallocated loss adjustment expense) under various self-insured, deductible, retrospectively rated or similar programs under which the Workers' Compensation, General and Automobile Liability policies have or may have been written;


               (iv) Provision for a "cash account" to fund the payment by the Third Party Administrator administering the above losses; and


               (v) Provision of collateral securing the unpaid portion of the obligations described in this Section 7.18, including, without limitation, letters of credit, security bonds, promissory notes, or similar financial guarantee instruments.


          (b) In addition to Reimbursable Amounts, Buyer shall pay Sellers and their Affiliates for their direct out-of-pocket costs for providing required collateral for Third
     Party Obligations ("Collateral Costs").


          (c) Sellers shall notify Buyer in writing and in reasonable detail on the first of each month of the Reimbursable Amounts and Collateral Costs owed by Buyer under this Section. Buyer shall pay Sellers the Reimbursable Amounts and Collateral Costs owed within 5 days of Seller's notice under this Section. Support for such charges will be provided by the Sellers upon the request of the Company.


          (d) In the event that policies of insurance covering the period prior to the Closing are triggered subsequent to the Closing by a report of an earlier event, Buyer shall notify such insurer, with copies to Sellers, in accordance with the reporting provisions of the policy(ies). Buyer also specifically acknowledges that any breach of such reporting condition of any insurance policy(ies) shall be its sole responsibility, and further agrees to indemnify and hold harmless Seller from any liabilities arising therefrom.


          (e) This Section shall supersede any other provision of this Agreement to the extent that such other provision is inconsistent with this Section.


8. Capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Stock Purchase Agreement.



  IN WITNESS WHEREOF, each of the Parties hereto has caused this Modification Agreement to be executed as of the date first above written.


ESCO:                            BUYER:
ESCO ELECTRONICS CORPORATION     ENGINEERED SYSTEMS AND
  Walter Stark,                  ELECTRONICS, INC.
  Senior Vice President and        Gary C. Gerhardt,
  General Counsel                  Executive Vice President and
                                   Chief Financial
                                   Officer

DHC:
DEFENSE HOLDING CORP.
  Walter Stark,
  Senior Vice President and
  Secretary



                              JOINDER

The foregoing Modification Agreement is approved by the undersigned and the undersigned hereby acknowledges and agrees this September
____, 1999 to such modification to the Stock Purchase Agreement and joins therein.

ENGINEERED SUPPORT SYSTEMS,
INC.:

  Gary C. Gerhardt,
  Executive Vice President and
  Chief
  Financial Officer






                  FOURTH MODIFICATION AGREEMENT
                   TO STOCK PURCHASE AGREEMENT

  This Fourth Modification Agreement (the "Modification Agreement") is entered into as of September 30, 1999, by and between Engineered Systems and Electronics, Inc., a Missouri corporation ("Buyer"), and ESCO Electronics Corporation, a Missouri corporation ("ESCO"), and Defense Holding Corp., a Delaware corporation ("DHC") (Buyer, ESCO and DHC are sometimes hereinafter collectively referred to as the "Parties").

                            Recitals

  WHEREAS, the Parties have entered into the Stock Purchase Agreement dated August 23, 1999 ("Stock Purchase Agreement"), whereby Buyer agrees to purchase from Sellers, on the terms and conditions set forth in the Stock Purchase Agreement, one thousand (1,000) shares of the common stock, $1 par value per share, of Systems & Electronics Inc., a Delaware corporation which is a direct wholly-owned subsidiary of DHC and an indirect wholly-owned subsidiary of ESCO;

  WHEREAS, the Parties desire to amend the Stock Purchase
Agreement as provided below; and

  WHEREAS, Engineered Support Systems, Inc. has executed a joinder to the Stock Purchase Agreement as of the same date thereof, and it acknowledges and agrees to the modification of the Stock Purchase Agreement as set forth below.

  NOW, THEREFORE, the parties agree as follows:
     Attached hereto are certain revised Schedules and/or
     Exhibits to the Stock Purchase Agreement.  Each such revised
     Schedule and/or Exhibit attached hereto shall amend or replace, as specified in such revised Schedule and/or
     Exhibit, the corresponding numbered Schedule and/or Exhibit attached to the Stock Purchase Agreement.

  IN WITNESS WHEREOF, each of the Parties hereto has caused this Modification Agreement to be executed as of the date first above written.

ESCO:                            BUYER:
ESCO ELECTRONICS CORPORATION     ENGINEERED SYSTEMS AND
  Walter Stark,                  ELECTRONICS, INC.
  Senior Vice President and        Gary C. Gerhardt,
  General Counsel                  Executive Vice President and
                                   Chief Financial
                                   Officer
DHC:
DEFENSE HOLDING CORP.
  Walter Stark,
  Senior Vice President and
  Secretary


                              JOINDER


The foregoing Modification Agreement is approved by the undersigned and the undersigned hereby acknowledges and agrees this September
30, 1999 to such modification to the Stock Purchase Agreement and joins therein.

ENGINEERED SUPPORT SYSTEMS,
INC.:
  Gary C. Gerhardt,
  Executive Vice President and
  Chief
  Financial Officer